UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ValueVision Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

VALUEVISION MEDIA, INC.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of ValueVision Media, Inc., a Minnesota corporation (the “Company”), to be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota, on June 18, 2014 at 9:00 a.m. CT. The items to be considered and voted on at the Annual Meeting are described in the enclosed notice of the Annual Meeting and are more fully addressed in our proxy materials accompanying this letter. We encourage you to read all of these materials carefully and then vote the enclosed WHITE proxy card.

We hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you plan to attend the Annual Meeting, please take the time to vote. Please vote on your WHITE proxy card and send your proxy through the Internet, telephone or mail as soon as possible so that your proxy is received prior to the Annual Meeting. This will assure that your shares will be represented at the meeting and voted in accordance with your wishes. Please vote as quickly as possible, even if you plan to attend the Annual Meeting.

Your participation at this meeting is extremely important. Clinton Relational Opportunity Master Fund, L.P. (together with certain related persons and entities, the “Clinton Group”) has filed a preliminary proxy statement with the SEC indicating that it intends to nominate its own slate of director nominees for election as directors, as well as submit certain By-law amendments for approval, at the Annual Meeting. Our Board of Directors (the “Board”) has carefully reviewed the Clinton Group’s nominees and proposed By-law amendments and does not endorse either the election of any of such nominees as directors or any of the proposed By-law amendments. If the Clinton Group, a minority group of shareholders beneficially owning approximately 4% of the Company’s shares as of the record date for the Annual Meeting, were to succeed in this proxy contest, then the Clinton Group’s nominees would occupy 75% of the seats on your Board. You may receive solicitation material from the Clinton Group, including proxy statements and proxy cards. The Company is not responsible for the accuracy of any information contained in any such proxy solicitation materials used by the Clinton Group or any other statements that they may otherwise make.

THE FUTURE OF VALUEVISION IS IN YOUR HANDS. THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE CLINTON GROUP. OUR BOARD ALSO RECOMMENDS A VOTE “FOR” PROPOSALS NO. 2 AND NO. 3 AND A VOTE “AGAINST” THE CLINTON GROUP’S PROPOSALS NO. 4 AND NO. 5.

Your vote is extremely important regardless of the number of shares you own. Please promptly follow the directions on the enclosed WHITE proxy card to vote by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided. A “Withhold” vote against the Clinton Group’s nominees on any gold proxy card that is circulated by the Clinton Group is not the same as voting for our director nominees, because submitting a gold proxy card that is circulated by the Clinton Group will revoke any proxy previously submitted by you on the WHITE proxy card. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834; banks and brokers may call collect at (212) 750-5833.

The Board is deeply committed to the Company, its shareholders and enhancing shareholder value, and I can assure you that the Company’s Board of Directors and management will continue to act in the best interests of the Company’s shareholders. We appreciate your continued support.

Sincerely,

[                    ]

Keith R. Stewart

Chief Executive Officer

and Member of the Board of Directors

PRELIMINARY COPY

VALUEVISION MEDIA, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2014

To the Shareholders of ValueVision Media, Inc.:

The Annual Meeting of Shareholders (the “Annual Meeting”) of ValueVision Media, Inc., a Minnesota corporation (the “Company”), will be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota on June 18, 2014 at 9:00 a.m. CT, or at any adjournments or postponements thereof. The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	to elect eight persons to serve as directors on our Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015;

3.	to approve, on an advisory basis, the 2013 compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement;

4.

to consider a shareholder proposal to amend our by-laws (the “By-laws”) to provide for the repeal of any provision of the By-laws that was not included in the By-laws publicly filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Annual Meeting (if the proposal is properly brought before the Annual Meeting);

5.	to consider a shareholder proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws (if the proposal is properly brought before the Annual Meeting); and

6.	to transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Only Company shareholders of record as of the close of business on May 2, 2014 will be entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. The mailing of the accompanying proxy statement and the Board’s form of proxy to shareholders whose shares are registered directly in their names with our transfer agent will commence on or about May [    ], 2014.

Clinton Relational Opportunity Master Fund, L.P. (together with certain related persons and entities, the “Clinton Group”) has filed a preliminary proxy statement with the SEC indicating that it intends to nominate its own slate of director nominees for election as directors, as well as submit certain By-law amendments for approval, at the Annual Meeting. Our Board of Directors (the “Board”) has carefully reviewed the Clinton Group’s nominees and proposed By-law amendments and does not endorse either the election of any of such nominees as directors or any of the proposed By-law amendments. If the Clinton Group, a minority group of shareholders beneficially owning approximately 4% of the Company’s shares as of the record date for the Annual Meeting, were to succeed in this proxy contest, then the Clinton Group’s nominees would occupy 75% of the seats on your Board. You may receive solicitation material from the Clinton Group, including proxy statements and proxy cards. The Company is not responsible for the accuracy of any information contained in any such proxy solicitation materials used by the Clinton Group or any other statements that they may otherwise make.

The Board does not believe the Clinton Group’s nominees or proposals are in the best interests of all of our shareholders and does not endorse any of them.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE CLINTON GROUP. OUR BOARD ALSO RECOMMENDS A VOTE “FOR” PROPOSALS NO. 2 AND NO. 3 AND A VOTE “AGAINST” THE CLINTON GROUP’S PROPOSALS NO. 4 AND NO. 5.

Your vote is extremely important. You may attend the Annual Meeting and vote in person, or you may vote by following the directions on the WHITE proxy card for the Annual Meeting. If you choose to attend or to submit a proxy card, we request that you submit a proxy voting FOR each of our director nominees named on the enclosed WHITE proxy card, FOR Proposals No. 2 and No. 3 and AGAINST the Clinton Group’s Proposals No. 4 and No. 5. You may vote on the WHITE proxy by telephone, by Internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Shareholders or their proxies attending the Annual Meeting should be prepared to provide proper identification.

We urge you NOT to sign or return any gold proxy card that may be sent to you by the Clinton Group. The Board does not endorse any of the Clinton Group nominees or proposed amendments. A “Withhold” vote against the Clinton Group’s nominees on any gold proxy card that is circulated by the Clinton Group is not the same as voting for our director nominees, because submitting a gold proxy card that is circulated by the Clinton Group will revoke any previous proxy submitted by you on the WHITE proxy card.

If you attend the Annual Meeting and wish to change your proxy, you may do so automatically by voting in person at the Annual Meeting. You may also revoke any previously returned proxy by sending another later-dated proxy for the Annual Meeting. If you have previously returned a gold proxy card sent to you by the Clinton Group, we urge you to sign, date and return the enclosed WHITE proxy card marked FOR each of our director nominees named on the enclosed WHITE proxy card, FOR Proposals No. 2 and No. 3 and AGAINST the Clinton Group’s Proposals No. 4 and No. 5, or to so vote by following the instructions for telephone or Internet voting included on the WHITE proxy card. Only your latest-dated proxy counts.

By Order of the Board of Directors

[                                         ]

Teresa Dery

SVP General Counsel

Corporate Secretary

May [        ], 2014

If you have any questions about these proxy materials or require assistance in voting your shares on the

WHITE proxy card, or need additional copies of ValueVision’s proxy materials, please contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll Free: (888) 750-5834

Banks and Brokers May Call Collect: (212) 750-5833

PRELIMINARY COPY

VALUEVISION MEDIA, INC.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2014

These proxy materials are being furnished to holders of shares of common stock of ValueVision Media, Inc., a Minnesota corporation (the “Company” or “ValueVision”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 18, 2014, at 9:00 a.m. CT, and at any adjournments or postponements thereof, for the purposes set forth herein. The Annual Meeting will be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota.

This proxy statement and the accompanying WHITE proxy card are first being sent or given to ValueVision shareholders on or about May [    ], 2014.

This proxy statement contains important information to consider when deciding how to vote on the matters set forth in the Notice of Annual Meeting of Shareholders. In this proxy statement, the terms “ValueVision,” the “Company,” “we,” “our,” “ours,” and “us” refer to ValueVision Media, Inc. Our principal executive offices are located at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433 and our main telephone number is (952) 943-6000.

QUESTIONS AND ANSWERS

ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be considered at the Annual Meeting, or at any adjournments or postponements thereof. We urge you to read the remainder of this proxy statement carefully because the information in this section does not provide all information that might be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendix to this proxy statement and the documents referred to in this proxy statement, which you should read carefully.

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	to elect eight persons to serve as directors on our Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

2.	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015;

3.	to approve, on an advisory basis, the 2013 compensation of the Company’s named executive officers as disclosed in this proxy statement;

4.

to consider a shareholder proposal to amend our by-laws (the “By-laws”) to provide for the repeal of any provision of the By-laws that was not included in the By-laws publicly filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Annual Meeting (if the proposal is properly brought before the Annual Meeting);

5.	to consider a shareholder proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws (if the proposal is properly brought before the Annual Meeting); and

6.	to transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

Q: Who is making this solicitation?

A: The Board of Directors of ValueVision Media, Inc.

Q: Has the Company been notified that a shareholder intends to propose its own director nominees at the Annual Meeting in opposition to the Board of Director’s nominees?

A: Yes. Clinton Relational Opportunity Master Fund, L.P. (together with certain related persons and entities, the “Clinton Group”) has filed a preliminary proxy statement with the SEC indicating that it intends to nominate its own slate of director nominees for election as directors, as well as submit certain By-law amendments for approval, at the Annual Meeting. Our Board of Directors has carefully reviewed the Clinton Group’s nominees and proposed By-law amendments and does not endorse either the election of any of such nominees as directors or any of the proposed By-law amendments. If the Clinton Group, a minority group of shareholders beneficially owning approximately 4% of the Company’s shares as of the record date for the Annual Meeting, were to succeed in this proxy contest, then the Clinton Group’s nominees would occupy 75% of the seats on your Board.

You may receive solicitation material from the Clinton Group, including proxy statements and proxy cards. The Company is not responsible for the accuracy of any information contained in any such proxy solicitation materials used by the Clinton Group or any other statements that they may otherwise make.

Q: How does the Board of Directors recommend that I vote?

A: The Board is soliciting proxies FOR the election of the Board’s nominees for election to the Board of Directors pursuant to Proposal No. 1; FOR the approval of Proposals No. 2 and No. 3; and AGAINST the approval of the Clinton Group’s Proposals No. 4 and No. 5. The Board unanimously recommends that you vote FOR the election of the Board’s nominees pursuant to Proposal No. 1; FOR Proposals No. 2 and No. 3; and AGAINST the Clinton Group’s Proposals No. 4 and No. 5.

Q: What vote is required to approve each proposal?

A: With respect to Proposal No. 1, the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for election to the Board. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. Assuming a quorum is present, the eight validly nominated individuals receiving the highest number of votes cast at the Annual Meeting will be elected directors.

Proposals No. 2, No. 4 and No. 5 require the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote (provided that the number of shares voted in favor of such proposals constitutes more than 25% of the outstanding shares of our common stock).

Proposal No. 3 will be considered approved by the Company’s shareholders if the number of votes cast “For” Proposal No. 3 exceeds the number of votes cast “Against” Proposal No. 3.

Q: Who is entitled to vote at the Annual Meeting?

A: Only Company shareholders of record as of the close of business on May 2, 2014 will be entitled to notice of, and to vote at, the Annual Meeting. Our common stock is our only authorized and issued voting security. Every share is entitled to one vote on each matter that comes before the Annual Meeting. At the close of business on the record date, we had 49,836,253 shares of our common stock outstanding and entitled to vote.

Q: Who is entitled to attend the Annual Meeting?

A: All ValueVision shareholders of record as of the record date, or their duly appointed proxies, may attend the Annual Meeting in person. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), and you wish to vote your shares at the Annual Meeting, instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What constitutes a quorum for the Annual Meeting?

A: The presence at the Annual Meeting, in person or represented by proxy, of a majority of the outstanding shares of our common stock as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” are counted in determining whether a quorum is present for the transaction of business at the Annual Meeting.

Q: How can I vote at the Annual Meeting?

A: You may vote shares by proxy or in person using one of the following methods:

•

Voting by Internet. You can vote over the Internet using the directions on your WHITE proxy card by accessing the website address printed on the card. If you received a proxy card and vote over the Internet, you need not return your proxy card.

•

Voting by Telephone. You can vote by telephone using the directions on your WHITE proxy card by calling the toll-free number printed on the card. If you received a proxy card and vote by telephone, you need not return your proxy card.

•

Voting by Proxy Card. You can vote by completing and returning your signed WHITE proxy card. To vote using your WHITE proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by June 17, 2014.

•

Voting in Person. You can vote in person at the Annual Meeting if you are the record owner of the shares to be voted. If you hold your shares in “street name” (that is, through a broker or other nominee) and you wish to vote your shares at the Annual Meeting, instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What do I need to do if I plan to attend the Annual Meeting in person?

A: If you plan to attend the Annual Meeting in person, you must provide proof of your ownership of ValueVision shares (such as a brokerage account statement or the voting instruction form provided by your broker) and a form of government-issued personal identification (such as a driver’s license or passport) for admission to the meeting. If you wish to vote at the Annual Meeting you will have to provide evidence that you owned ValueVision shares as of May 2, 2014, the record date for the Annual Meeting. If you own your shares in the name of a bank or broker, and you wish to be able to vote at the Annual Meeting, you must obtain a proxy, executed in your favor, from the bank or broker, indicating that you owned ValueVision shares as of the record date.

Failure to provide adequate proof that you were a shareholder on the record date may prevent you from being admitted to the Annual Meeting.

Q: Can I vote my shares without attending the Annual Meeting?

A: Yes. Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the Annual Meeting. If you are a shareholder of record, you may vote without attending the

Annual Meeting only by submitting a proxy by telephone, by Internet or by signing and returning a proxy card. If you hold your shares in street name you may vote by submitting voting instructions to your broker or other nominee, following the directions provided by such broker or other nominee.

Shares will be voted in accordance with the specific voting instructions on the WHITE proxy. Any WHITE proxies received by the Company which are signed by shareholders but which lack specific instructions will be voted FOR the election of the Board’s nominees for election to the Board of Directors pursuant to Proposal No. 1; FOR Proposals No. 2 and No. 3; and AGAINST Proposals No. 4 and No. 5.

Q: Can I change my vote after I return my proxy?

A: Yes. You may revoke any proxy and change your vote at any time before the vote at the Annual Meeting. You may do this by:

•	signing and delivering a new proxy prior to the Annual Meeting;

•	delivering written notice to ValueVision prior to the time of voting, c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, stating that your proxy is being revoked; or

•	attending the Annual Meeting and voting in person.

Attending the Annual Meeting alone will not revoke your proxy unless you specifically request it.

Q: How will abstentions and “broker non-votes” be treated at the Annual Meeting?

A: Shares of our common stock represented at the Annual Meeting for which proxies have been received but with respect to which shareholders have abstained will be treated as present at the Annual Meeting for purposes of determining whether a quorum exists.

Abstentions will have no effect on the election of directors pursuant to Proposal No. 1 or the approval of Proposal No. 3, but will have the effect of a vote AGAINST Proposals No. 2, No. 4 and No. 5.

Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on discretionary, or routine, matters but not on non-discretionary, or non-routine, matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on routine matters, such as ratification of independent registered public accounting firms, but not on non-routine matters, such as contested elections or shareholder proposals. For brokerage accounts that are sent proxy materials in opposition to the Board’s solicitation, all items on the proxy card will be considered non-routine matters, and your broker will not be able to vote your shares unless you provide instructions as to how your shares are to be voted. Accordingly, we urge you to direct your broker or nominee to vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

Consistent with the Company’s historical practice, if a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on proposals at the Annual Meeting, such “broker non-votes” will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present in person or by proxy and entitled to vote for purposes of determining the approval or disapproval of any proposal that requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, broker non-votes will have no effect on the election of directors pursuant to Proposal No. 1 and, except to the extent such broker non-votes could cause the affirmative vote total to be 25% or less of the number of our outstanding shares with respect to Proposals No. 2, No. 4 or No. 5, will have no effect on the outcome of Proposals No. 2, No. 3, No. 4 or No. 5.

Q: What should I do if I receive more than one set of voting and proxy materials?

A: If your shares are registered differently and are held in more than one account, then you will receive more than one proxy statement and proxy card. Please be sure to vote all of your accounts so that all of your shares are represented at the Annual Meeting.

Since the Clinton Group has notified us that they intend to nominate alternative director candidates, resulting in a contested proxy solicitation, we will likely conduct multiple mailings prior to the Annual Meeting date to ensure shareholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. The latest dated proxy you submit will be counted, and, IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS then you should only submit WHITE proxy cards.

Q: What should I do with any gold proxy card I may receive from the Clinton Group?

A: The Board recommends that you discard any gold proxy card sent to you by the Clinton Group and instead use the WHITE proxy card to vote by telephone, by Internet or by signing, dating and returning the WHITE proxy card in the envelope provided TODAY. If you have already returned a gold proxy card, you can effectively revoke it by voting the enclosed WHITE proxy card. Only your latest-dated proxy will be counted at the Annual Meeting.

A “Withhold” vote against the Clinton Group’s nominees on any gold proxy card that is circulated by the Clinton Group is not the same as voting for the Board’s director nominees, because submitting a gold proxy card that is circulated by the Clinton Group will revoke any previous proxy submitted by you on the WHITE proxy card. In addition, because directors are elected by the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote, a “Withhold” vote against the Clinton Group’s nominees is not the same as voting for the Board’s director nominees on the WHITE proxy card.

Q: May the Annual Meeting be adjourned?

A: The persons named as proxies on the WHITE proxy card may propose one or more adjournments of the Annual Meeting. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. If you have submitted a WHITE proxy card, the persons named as proxies will vote your shares according to their discretion with respect to any proposed adjournment.

Q: Who will count the votes at the Annual Meeting and how can I find out about the results of the voting at the Annual Meeting?

A: The Company will retain an independent inspector of elections in connection with the Annual Meeting. The independent inspector of elections will have the authority to receive, inspect, electronically tally and determine the validity of the proxies received. The Company intends to notify shareholders of the voting results by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K.

Q: What happens if other matters come up at the Annual Meeting?

A: The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting and you are a shareholder of record and have submitted a completed proxy card or voting instruction form, the persons named as proxies in such proxy card or voting instruction form will vote your shares in accordance with their discretion.

If you need additional proxy materials or have any questions, please call Innisfree M&A Incorporated. Shareholders may call toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Proposal No. 1 is a proposal to elect eight persons to serve as directors on our Board of Directors. Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified, or his or her earlier resignation or removal. All of the Board’s director nominees have consented to be named in this proxy statement and to serve as a director, if elected.

At a meeting held on April 25, 2014, our corporate governance and nominating committee reviewed the makeup of the Board and recommended, by unanimous vote, that each person named below be nominated for election as directors. All of the nominees named below (other than Messrs. Hobbs and Robinson) were elected to serve as directors at our 2013 Annual Meeting of Shareholders. Messrs. Hobbs and Robinson were appointed to the Board in March 2014. Based upon the recommendation of our corporate governance and nominating committee, the full Board unanimously nominated the individuals recommended by the corporate governance and nominating committee for election as directors.

Unless the authority to vote for one or more of the Board’s director nominees has been withheld in a shareholder’s proxy or specific instructions to vote otherwise have been given, the persons named on the WHITE proxy card as proxy holders intend to vote at the Annual Meeting “FOR” the election of each nominee presented below.

If prior to the Annual Meeting the Board should learn that any of its nominees will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of its nominees will be unable to serve. There are no family relationships between any director, executive officer, or person nominated to become a director.

The affirmative vote of a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election to the Board. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. Assuming a quorum is present, the eight validly nominated individuals receiving the highest number of votes cast at the Annual Meeting will be elected directors.

Summarized below is certain information concerning the persons who are nominated by the Board for election to the Board. OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED BELOW AND LISTED ON THE ACCOMPANYING WHITE PROXY CARD:

Jill R. Botway has served as Executive Vice President and Director of Sales and Marketing for Specific Media/MySpace, a multi-platform, digital media company in New York since 2012. In addition, from 2009 to 2010, Ms. Botway was Chief Executive Officer of WMI, Inc., a multi-platform media services company, and since 2010, she has been a Managing Member at private equity firm Cavu Holdings LLC. From 2005-2009, Ms. Botway was President of Omnicom Media Group’s U.S. Strategic Business Units. Before joining Omnicom, Ms. Botway held various executive positions with media companies and as an attorney has prior law firm experience.

Ms. Botway brings broad expertise in media and consumer marketing, as well as brand development, which gives the Board insight into customer focusing initiatives, marketing methods and brand positioning. As an attorney, Ms. Botway also brings a sound understanding of legal issues and concerns that may face the Company.

John D. Buck currently serves as non-executive chairman of the board of Medica (Minnesota’s second largest health insurer) and previously served as chief executive officer of Medica from July 2001 until his retirement in January 2003. From October 2007 to March 2008, and again from August 2008 through January 2009, Mr. Buck served as our interim Chief Executive Officer. Previously, Mr. Buck worked for Fingerhut Companies where he held several senior executive positions, including president and chief operating officer. He left Fingerhut in October 2000. Mr. Buck also previously held executive positions at Graco Inc., Honeywell Inc., and Alliant Techsystems Inc. Mr. Buck currently serves on the Board of Directors of Patterson Companies, Inc.

Mr. Buck provides the Board with his experience in the consumer retail industry, including his past service as an interim Chief Executive Officer of our Company and his senior leadership positions at Fingerhut Companies. He additionally brings to us the knowledge and judgment he gains from serving on other public and private company boards, which allows us to benefit from his insight into board governance matters and appropriate board processes.

William F. Evans most recently served as the executive vice president and chief financial officer of Witness Systems, Inc., a public, global provider of workforce optimization software and services based in Roswell, Georgia from May 2002 until he retired when the company was sold in June 2007. Previously, Mr. Evans had served in a number of operational and financial management roles for a variety of companies, including Superior Essex, ProSource, Inc., H&R Block, Inc., Management Sciences of America and Electromagnetic Sciences, Inc. He began his professional career at Peat Marwick, Mitchell, and Co. (now KPMG), where he was elected a partner in 1980 and was named partner-in-charge of the Atlanta audit practice in 1985. Mr. Evans has served on the Board of Directors of several other private and public companies, including SFN Group, Inc. and Wolverine Tube, Inc. Mr. Evans also currently serves on the board of directors of SAIA, Inc., where he serves on the audit committee.

Mr. Evans offers senior financial management and accounting expertise gained through his long career both in public accounting as well as in senior management and board positions with corporate governance duties at a number of companies. We believe his broad experience and service in senior management and boards of directors provides our Board with valuable expertise, particularly with respect to financial reporting.

Landel C. Hobbs has been Chief Executive Officer of LCH Enterprises LLC, a consulting firm that operates in the broader telecommunications and media space, since 2010. Mr. Hobbs previously served as Chief Operating Officer of Time Warner Cable (“TWC”) from 2005 until the end of 2010 and was Chief Financial Officer of TWC from 2001 until 2005. He served as Vice President of Financial Analysis and Operations Support for all divisions of AOL Time Warner from September 2000 until October 2001. Mr. Hobbs also served in various positions, including Senior Vice President, Controller and Chief Accounting Officer, of Turner Broadcasting System, Inc. from 1993 until 2000. Before joining Turner in 1993, he served as Senior Vice President and Audit Director of Banc One Illinois Corporation and Senior Manager with KPMG Peat Marwick. He is Lead Director of Allconnect and a current Trustee of the National 4H Council and The Dyslexia Resource Trust. He was previously Chair and a Director of CSPAN and a Trustee of Women in Cable Television (WICT) and is a Broadcasting and Cable Hall of Fame Member.

We believe Mr. Hobbs’ experience in the media and telecommunications sectors, including financial, strategic and operational leadership roles, provide the Board with important experience and viewpoints in the strategically important areas of media, telecommunications and finance.

Sean F. Orr is currently the Chief Financial Officer and Treasurer of Accretive Health, Inc., a position he has served in since August 2013. Before that, Mr. Orr served as Senior Vice President and Chief Financial Officer for Maxum Petroleum, Inc. a national marketer and logistics company for petroleum products, from July 2012 until December 2012, following the company’s sale to a third party. From March 2009 through June 2012, Mr. Orr provided consulting services to a range of clients in his own consulting business as well as serving active roles on two not-for-profit boards. Prior to that he served as president and chief financial officer of Dale and Thomas Popcorn, LLC, a snack food business, from February 2007 until March 2009. Prior to that, he was a partner in Tatum Partners, LLC, an executive services firm, in 2006, and the executive vice president and chief financial officer of The Interpublic Group of Companies, a parent of global advertising and public relations firms, from 1999 to 2003. He also worked at Pepsico Inc. from 1994 to 1999 in the roles of Senior Vice President and Controller at Pepsico Corporate Headquarters and Executive Vice President and Chief Financial Officer of its Frito-Lay division; Reader’s Digest as Vice President and Controller from 1990 to 1994; and Peat Marwick, Mitchell, and Co. (now

KPMG), from 1976 to 1990 (serving as a partner from 1986 to 1990). Mr. Orr also was a member of the Board of Directors and Chairman of the Board’s Finance Committee for The Interpublic Group of Companies from 1999-2003. Between his departure from Maxum Petroleum, Inc. in December 2012 (following the company’s sale to a third party) and his being appointed as the Chief Financial Officer and Treasurer of Accretive Health, Inc. in August 2013, Mr. Orr provided consulting services to a range of clients in his own consulting business.

Mr. Orr is a certified public accountant and offers senior financial management and accounting expertise gained through his long career both in public accounting and in private industry. We believe his broad experience and service in senior management provides our Board with valuable expertise, particularly with respect to financial reporting and capital markets.

Lowell W. Robinson served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc., an online advertising network, from 2007 through 2009. He joined MIVA in 2006 as Chief Financial Officer and Chief Administrative Officer. He had previously served as the President of LWR Advisors from 2002 to 2006 and as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com from 2000 to 2002. He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc. Mr. Robinson also served on the Board of Directors of The Jones Group from 2005 to 2014, the Board of Directors of Local.com Corporation from 2011 to 2012, the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010, the Board of Directors of International Wire Group, Inc. from 2003 to 2009, and the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc. He is a member of the Smithsonian Libraries Advisory Board and the Board of the Metropolitan Opera Guild. Since 2009, Mr. Robinson’s principal occupation and employment has consisted of his service on the Board of Directors of the Jones Group, the Board of Directors of Local.com Corporation and the Board of Advisors for the University of Wisconsin School of Business.

We believe that Mr. Robinson’s extensive public company experience and deep understanding of the Internet, media, consumer and retail industries provide our Board with critical experience and perspectives on issues of importance to public companies operating in the e-commerce area.

Randy S. Ronning currently serves as Chairman of our Board. Mr. Ronning served as executive vice president and chief merchandising officer of QVC, a major electronic retailer, where he oversaw all merchandising, brand management, and merchandise analysis efforts of QVC and QVC.com, from June 2005 until his retirement in January 2007. He also was responsible for QVC.com operations during this period. Previously, Mr. Ronning was executive vice president with responsibility over affiliate sales and marketing, information services, marketing, research and sales analysis, direct marketing, corporate marketing, public relations, and charitable giving at QVC, from 2001 to May 2005. Prior to joining QVC, Mr. Ronning spent 30 years with J.C. Penney Co., where he held executive positions including president of its catalog and internet divisions. Mr. Ronning has also served on the boards of several non-profit and organizations, including the Electronic Retailing Association, the Dallas Symphony Association, the University of Dallas, the Fashion Institute of Technology, the Mail Order Association, Chairman of the Board, Forrester Research, Knot, Philadelphia Orchestra, The Franklin Institute, and another private company, Commerce Hub, where he was Chairman of the Board.

Mr. Ronning’s extensive senior executive level experience at two major retailing companies provides the Board and the Company with invaluable expertise and industry knowledge as we continue to execute our strategy for growth and profitability. In particular, Mr. Ronning’s record of success in leading the development and success of the e-commerce operations at his prior companies is of substantial importance to the Board and the Company in addressing similar growth opportunities in our Company’s business. Mr. Ronning’s depth of experience in managing, leading and motivating employees provides the Board with great insights in his role as chairman of the human resources and compensation committee.

Keith R. Stewart is our Chief Executive Officer. He was named our President and Chief Executive Officer in January 2009 after having joined the Company as President and Chief Operating Officer in August 2008. Mr. Stewart

voluntarily relinquished the title of President in February 2010 in conjunction with the appointment of a new President of our Company. Mr. Stewart retired from QVC in July 2007 where he had served a significant part of his retail career, most recently as vice president — global sourcing of QVC (USA) and vice president — merchandising of QVC (USA) from April 2004 to June 2007. Previously he was general manager of QVC’s German business unit and was overseas from 1998 to March 2004. Mr. Stewart first joined QVC as a consumer electronics buyer in 1992 and was promoted through a series of progressively responsible positions in key operational areas of tv home shopping.

Mr. Stewart brings to our Board and our Company extensive executive retail, operations, product sourcing and e-commerce experience both domestically and internationally with more than 23 years of leadership experience in the electronic retailing industry. His strong understanding of multichannel retailing strategy and operations and his track record of delivering growth and profitability in our industry gives the Board essential perspectives and insights in their oversight of Company strategy and development.

As described elsewhere in this proxy statement, Clinton Relational Opportunity Master Fund, L.P. (together with certain related persons and entities, the “Clinton Group”) has filed a preliminary proxy statement with the SEC indicating that it intends to nominate its own slate of director nominees for election as directors, as well as submit certain By-law amendments for approval, at the Annual Meeting. Our Board has carefully reviewed the Clinton Group’s nominees and proposed By-law amendments and does not endorse either the election of any of such nominees as directors or any of the proposed By-law amendments.

The election of the Clinton Group’s nominees would effect a change in control of the Company’s Board of Directors by replacing a majority of the current members of the Board with Clinton Group nominees. There are several compelling reasons to reject the Clinton Group’s nominees and proposals, including:

•

Our Board has carefully reviewed the qualifications of the nominees proposed by the Clinton Group and has determined that they do not represent the most qualified and best suited candidates for our Board. If the Clinton Group, a minority group of shareholders beneficially owning approximately 4% of the Company’s shares as of the record date for the Annual Meeting, were to succeed in this proxy contest, then the Clinton Group’s nominees would occupy 75% of the seats on your Board. We believe that the introduction of a substantially reconstituted Board would disrupt the Company’s continued successful execution of its plan to bring value to all shareholders, which success is evidenced by the accomplishments described in the bullet point below (among others).

•

Since the January 26, 2009 appointment by the Board of Mr. Stewart to the position of Chief Executive Officer, the Company’s common stock has experienced a total return of 817.3%, as of May 8, 2014. Moreover, the Company has either decreased the amount of its quarterly net loss per share on a year-over-year basis or achieved a quarterly net profit per share rather than a quarterly net loss per share on a year-over-year basis in 16 of the 20 fiscal quarters under Mr. Stewart’s tenure as Chief Executive Officer. In addition, the Company has had a 20% growth in the average number of households from fiscal year 2008 to fiscal year 2013 and has reduced average price point by 54% from fiscal year 2008 to fiscal year 2013.

•

In its discussions with the Company and members of the Board, the Clinton Group has not put forward any concrete strategic recommendations or provided any specific insight into what value their nominees would bring to the Board or how they would alter or improve the Company’s business plan or strategy if given the opportunity. The Board believes that the Company’s shareholders will be better served by the current Board and management continuing to pursue the Company’s business plan, which has been thoughtfully developed and refined with the primary objective of enhancing shareholder value.

•

We believe our Board and management team have taken meaningful steps to drive performance and position the Company to deliver shareholder value. We are continuing to pursue the following actions to improve the operational and financial performance of our Company: (i) expand and diversify our product mix to appeal to more customers and to increase the purchase frequency of active customers,

(ii) attract, retain and increase new and active customers and improve household penetration, (iii) increase our gross margin dollars by maintaining merchandise margins in key product categories while prudently managing inventory levels, (iv) enhance our customer experience through a variety of investments in technology, promotional activity and improved and competitive service, (v) manage our fixed operating costs and variable transaction expenses, (vi) grow our internet and mobile business with expanded product assortments and internet-only merchandise offerings, (vii) expand our internet, mobile and social media channels to attract and retain more customers, and (viii) maintain cable and satellite carriage contracts at appropriate durations and cost while improving distribution productivity through better channel positions and dual illumination or multiple channels.

•

We believe that the current Board and management team have been effective stewards of the Company and our business, as demonstrated by their ability to streamline operations, improve the quality and cost effectiveness of the Company’s TV distribution footprint, and significantly enhance the stability and flexibility of the Company’s balance sheet, resulting in stronger financial performance. We believe we have already begun to see results, as evidenced by our strong financial and operating performance in fiscal 2013.

•

We believe we have strengthened the Board over the past three years to add independent directors that ensure we have the best team to oversee the execution of our strategy. The average tenure of our board is approximately 3.5 years, with five of our directors having been appointed in the last three years. The members of the Board were carefully selected by our Nominating and Corporate Governance Committee following a thorough review of their qualifications and (other than Messrs. Hobbs and Robinson, who were appointed to the Board in March 2014) were overwhelmingly re-elected at the June 2013 Annual Meeting of Shareholders with strong support from our shareholders.

•

The election of the Clinton Group’s nominees to a majority of the Board seats would constitute a “change of control” under the Company’s revolving credit and security agreement with PNC Bank, N.A., potentially requiring the Company, among other things, to offer to repay amounts owed under its revolving line of credit, which are approximately $38 million as of May 8, 2014 and which could be materially harmful to the Company.

•

The election of the Clinton Group’s nominees to a majority of the Board seats would also constitute an “Event” or a “Change in Control,” as applicable and as described in more detail below, under Keith Stewart’s Second Amended and Restated Employment Agreement (the “Amended Agreement”), our Executives’ Severance Benefit Plan (the “Plan”) and our equity award plans.

•

As described in detail below under the heading “Executive Compensation – Keith Stewart Second Amended and Restated Employment Agreement” beginning on page 42, if (i) an “Event” occurs during the term of the Amended Agreement and (ii) within one year after the occurrence of such “Event,” Mr. Stewart’s employment is terminated involuntarily by the Company without “Cause” or voluntarily by Mr. Stewart for “Good Reason,” then Mr. Stewart would be entitled to receive a lump sum amount equal to twenty four months of base salary, twenty four months of his target bonus opportunity and continued group medical and dental insurance for twenty four months. In addition, the Amended Agreement provides that, upon the occurrence of an “Event,” (x) the restrictions on Mr. Stewart’s restricted stock awards will lapse, (y) all outstanding unvested stock options, stock appreciation rights and other equity based awards granted to Mr. Stewart under the Company’s 2011 Omnibus Incentive Plan that are subject to vesting requirements will immediately become exerciseable in full, and (z) all performance units and other performance-based incentives will be deemed earned at 100% of the target level thereof. The Company notes that the Clinton Group has publicly stated that it would likely replace Mr. Stewart with a different Chief Executive Officer should its nominees succeed in obtaining a majority of the seats on our Board.

•

As described in detail below under the heading “Executive Compensation – ValueVision Media, Inc. Executives’ Severance Benefit Plan” beginning on page 44, if, within a two-year period commencing on the date of a “Change in Control,” (i) the Company terminates the employment of an officer of the Company (other than Mr. Stewart) for any reason other than “Cause,” death or the officer’s becoming disabled or (ii) the officer terminates his or her employment for “Good Reason,” the officer would be entitled to receive a lump sum amount equal to (a) one and one-half (1 1/2) times the officer’s highest annual rate of base salary during the preceding 12 month period plus (b) one and one-half (1 1/2) times the target annual incentive bonus determined from such base salary. In addition, for eighteen months following any such termination, the officer would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated participants in the Plan. Our directors do not participate in the Plan.

•

The Company’s equity award plans provide that stock options and restricted stock will immediately vest and options will immediately become exercisable upon an “Event” or a “Change in Control” (depending on the terminology used in the applicable plan), subject to certain triggers and exceptions. Accelerated vesting of equity awards is mandatory upon the occurrence of an “Event” (including a change of control of the Board that is not approved by the current Board) under the terms of our 2004 Omnibus Stock Plan, while accelerated vesting would generally be at the discretion of our Compensation Committee upon the occurrence of a “Change in Control” (including a change of control of the Board that is not approved by the current Board) under the terms of our 2011 Omnibus Stock Plan. There are no unvested equity awards outstanding under our 2001 Omnibus Stock Plan.

•

Each of these arrangements is described in further detail below under the heading “Executive Compensation – Severance Agreements and Severance Guidelines (change of control)” beginning on page 51, where additional information regarding hypothetical potential payments under such compensation and severance arrangements can be found. The actual amounts of compensation, if any, that would become payable to our directors and executive officers based on the occurrence of an “Event” or a “Change in Control” under these arrangements would depend upon (among other things) the actual date on which the applicable “Event” or “Change in Control” occurred, whether or not (and under what circumstances) an executive officer was terminated or resigned, and whether or not (and on what date) a director or officer elected to exercise any stock options or shares of restricted stock that vested or became exercisable as a result of such “Event” or “Change of Control.”

Background on the Solicitation

In August 2013, Greg Taxin, President of the Clinton Group, Inc., contacted representatives of the Company and notified them that the Clinton Group was a shareholder of the Company and requested to meet with members of our senior management team.

On September 4, 2013, at the request of the Clinton Group, Keith Stewart, our Chief Executive Officer, and Bill McGrath, our Chief Financial Officer, had a telephonic meeting with Mr. Taxin and other members of the Clinton Group in order to provide the Clinton Group an opportunity to discuss the Company’s business and performance, as well as its views of the Company and anything else it wanted to bring to the Company’s attention. At the meeting, Mr. Taxin said that the Clinton Group had acquired at least 4% of the Company’s outstanding shares.

On September 19, 2013, at the request of the Clinton Group, Messrs. Stewart and McGrath had a telephonic meeting with Messrs. Taxin and Hall of the Clinton Group in order to provide the Clinton Group an opportunity to further discuss the Company’s business and performance. At this meeting, Mr. Taxin advised Messrs. Stewart and McGrath that, among other things, he did not believe that Mr. Stewart was the right CEO for the Company’s business going forward and that “fresh thinking” was needed on the Board. In this conversation Mr. Taxin also advised that he expected that the Clinton Group would hold 5% of the Company’s outstanding shares by September 24, 2013.

On September 24, 2013, Mr. McGrath and a member of our senior management team attended a consumer conference, at which Mr. Taxin approached them and again expressed the Clinton Group’s views of the Company.

On September 25, 2013, the finance committee of the Board (the “Finance Committee”) met. Among other things, the Finance Committee discussed recent communications from the Clinton Group and considered further comments and criticism made by Mr. Taxin.

On September 27, 2013, at the request of representatives of the Clinton Group and at the direction of the Finance Committee, our general counsel and our outside counsel spoke with representatives of the Clinton Group, who requested the opportunity to meet with members of our Board. In this conversation representatives of the Clinton Group advised that the Clinton Group owned 4.9% of the Company’s outstanding shares.

On October 2, 2013, the Board discussed the Clinton Group’s stated views about the Company’s performance, management team and Board members and resolved to give a special committee (the “Special Committee”) comprised of independent Board members Randy Ronning (Chairman of the Board) and Sean Orr the authority to consider and respond to shareholder inquiries and requests including, but not limited to, the authority to negotiate with such shareholders, to consider and evaluate strategic decisions in response to shareholder inquiries and requests, and to take such other actions in connection therewith as the Special Committee may deem necessary or appropriate, including to recommend to the Board the approval or rejection of particular actions or transactions.

On October 21, 2013, at the request of the Clinton Group, the members of the Special Committee and representatives of management hosted representatives of the Clinton Group, including Mr. Taxin, at a meeting in Minneapolis. Representatives of the Clinton Group made a number of comments about the Company, its performance, its strategy and its management and said that both Mr. Stewart and the Board must be replaced, but did not provide any concrete suggestions or recommendations to improve the Company’s business and strategy. Mr. Taxin also said that the Clinton Group had acquired over 5% of the Company’s outstanding shares and would be filing a Schedule 13D with the SEC within 10 days.

On October 28, 2013, Mr. Orr and ValueVision’s general counsel spoke with Mr. Taxin and other members of the Clinton Group to follow-up on the meeting of October 21, 2013.

On October 30, 2013, the Clinton Group sent a letter to Mr. Ronning calling for the removal of Mr. Stewart and stating that it would be interested in making an investment of “at least $25 million at a substantial premium to the stock price” if the Company replaced Mr. Stewart and “updated the Board significantly.” This proposal was conditioned on the completion of due diligence; however, the Clinton Group had refused to enter into a confidentiality agreement with the Company that could permit a diligence process to be conducted. On the same day, the Clinton Group filed a Schedule 13D with the SEC disclosing that it beneficially owned 2,887,847 shares of our common stock, which represented approximately 5.8% of our outstanding shares.

On the same day, the Company responded to the Schedule 13D filing with a press release noting that the Company had engaged in numerous discussions with the Clinton Group since early September, when Clinton first met with senior representatives of management but that the Clinton Group had failed to provide any concrete suggestions or recommendations to improve the Company’s business and strategy.

On November 4, 2013, an amended Schedule 13D was filed stating that the Clinton Group and Cannell Capital LLC (together with certain of its affiliates, “Cannell”) had formed a group (together, the “Shareholder Group”). The amended Schedule 13D stated that the Shareholder Group beneficially owned

5,445,679 shares, or approximately 11.0%, of the Company’s outstanding common stock, including 3,194,346 shares, representing 6.5% of the Company’s outstanding common stock, held by the Clinton Group.

On the same day, the Clinton Group delivered letters to the Company on behalf of the Shareholder Group requesting that ValueVision call a special meeting of shareholders to be held on December 19, 2013, and communicating the Shareholder Group’s intention to present the following shareholder proposals: (i) to repeal any provision of the By-laws that was not included in the By-laws publicly filed by the Company with the SEC on September 27, 2010, to the extent inconsistent with or disadvantageous to the election of the nominees or other proposals proposed to be presented by the Shareholder Group (summarized in (ii)-(vi) below); (ii) to delete in its entirety Section 4.12 of the By-laws to eliminate the Board’s authority under the By-laws to remove directors; (iii) to amend and restate Section 4.13 of the By-laws to allow shareholders to fill vacancies on the Board; (iv) to remove each of Jill R. Botway, John D. Buck, William F. Evans, Randy S. Ronning and Keith R. Stewart from the Board; (v) to fix the size of the Board at nine directors; and (vi) to elect up to seven individuals named by the Shareholder Group to fill any vacancies resulting from the removal of incumbent directors or from any increase in the size of the Board.

The letters were reviewed by the Board’s and the Company’s legal advisors, discussed with the Board and found to be deficient because (among other things) the Shareholder Group (i) did not hold of record, or have valid voting power with respect to, a sufficient number of shares of Company common stock to demand a special meeting of shareholders under Minnesota law or ValueVision’s By-laws and (ii) had not included in its demand letters all information required by ValueVision’s By-laws from shareholders seeking to demand and present proposals for consideration at a special meeting of shareholders. For example, the Shareholder Group’s letters did not include (among other things) all required information regarding the Shareholder Group’s options and derivatives trading activity and all required information regarding the Shareholder Group’s “affiliates” and “associates” and any compensatory or other material monetary arrangements between or among them. Notwithstanding this finding, the Board determined that the Company should continue to engage in discussions with the Shareholder Group.

On November 5, 2013, Mr. Ronning sent a letter to the Clinton Group stating that the Board was receptive to listening to and considering the views of our shareholders, including the suggestion of adding qualified independent directors to our Board with appropriate expertise in areas that would complement the strengths of our current Board members. The letter also requested that the Shareholder Group withdraw its request for a special meeting until after the end of the holiday season so that our management could devote its full energy to running the Company and executing its strategy over that critical period.

On November 6, 2013, the Clinton Group sent a letter to Mr. Ronning again demanding that a special meeting be held in late January 2014. The Shareholder Group also filed an amendment to its Schedule 13D on November 6, 2013, which included as exhibits the Shareholder Group’s letters seeking to demand a special meeting of shareholders.

On November 14, 2013, although we and our Minnesota counsel had determined that the Shareholder Group’s letters requesting that a special meeting be held continued to be deficient under our By-laws and Minnesota law (for the reasons summarized above), our Board determined that it would be in the best interests of all shareholders to provide shareholders with an opportunity to vote and express their views on the Clinton Group’s proposals, in part to avoid the distraction and expenses associated with a prolonged public dispute with the Shareholder Group regarding the calling and scheduling of a special meeting. Accordingly, the Company announced in a press release on November 15, 2013 that a special meeting (the “Special Meeting”) had been scheduled to be held on March 14, 2014. Also on November 15, 2013, the Company sent a letter to outside counsel to the Shareholder Group, advising the Shareholder Group of the deficiencies of their demand letters and rejecting the Shareholder Group’s demand for a special meeting of ValueVision shareholders.

On November 18, 2013, the Clinton Group sent a letter to the Company criticizing the Company for calling the Special Meeting for March 14, 2014 and threatening to bring legal action to force the Company to convene a special shareholder meeting at the end of January 2014.

On November 21, 2013, the Company received a new letter from the Clinton Group seeking to demand a special meeting of the shareholders to vote on the Shareholder Group’s proposals, even though the Company had already publicly announced that it had scheduled the Special Meeting for March 14, 2014.

On December 6, 2013, a member of the Special Committee spoke with Mr. Taxin to discuss the Shareholder Group’s proposals. The member of the Special Committee noted that the Company would be willing to consider expanding our Board of Directors to include one nominee of the Shareholder Group that would qualify as an independent director as well as one additional mutually acceptable independent candidate. The Clinton Group rejected this offer.

On December 20, 2013, the Company sent a letter to the Shareholder Group notifying them that their second demand letter, dated November 21, 2013, was deficient under our By-laws and Minnesota law because (among other things) the letter did not include all of the information required by our By-laws from shareholders seeking to demand and present proposals for consideration at a special meeting of shareholders, including required information about the Shareholder Group’s “affiliates” and “associates.”

On December 24, 2013, the Clinton Group filed an amendment to its Schedule 13D, indicating that it had sold 545,685 Company shares since October 30, 2013 and that the Shareholder Group owned 4,899,994 shares, or approximately 9.8%, of our outstanding shares (fewer than the 10% required to demand a special meeting), including 2,698,661 shares, representing 5.4% of the Company’s outstanding common stock, held by the Clinton Group.

On January 10, 2014, a representative of the Company’s outside counsel called a representative of outside counsel to the Shareholder Group, to discuss the Special Meeting and suggested that, in order to save the costs and expenses of calling the Special Meeting (among other reasons), the Shareholder Group consider a settlement in which two mutually acceptable individuals would be added to the Board. Later that day, the Clinton Group responded that it was not interested in discussing this proposal either.

On January 16, 2014, a representative of outside counsel to the Shareholder Group called a representative of the Company’s outside counsel to suggest that the Company agree to explore strategic alternatives, as well as add an unspecified number of directors to the Board. On January 17, 2014, the Company publicly announced that it had set February 13, 2014 as the record date for the Special Meeting to be held on March 14, 2014. On January 24, 2014, a representative of the Company’s outside counsel formally advised a representative of the Shareholder Group’s outside counsel that the Company was not interested in discussing the Clinton Group proposal with them. Later that day, the Company filed preliminary proxy materials for the Special Meeting with the SEC.

On January 27, 2014, the Company received two letters from the Shareholder Group, in which the Shareholder Group sought to modify its proposals submitted to the Company on November 4 and 21, 2013, which the Company had publicly announced on November 15, 2013 would be presented for consideration at the Special Meeting scheduled for March 14, 2014, notwithstanding that the Shareholder Group’s letters did not satisfy the requirements for demanding and proposing business to be conducted at a special meeting of shareholders under Minnesota law and our By-laws. Specifically, the Shareholder Group sought: (i) modifications to one of its By-law amendment proposals to ask shareholders to approve an amendment to the By-laws that would lower the required vote for the removal of directors to a majority vote of the number of shares entitled to vote and represented at any meeting at which there is a quorum (as compared with the current standard of a majority of the number of all voting shares outstanding); (ii) modifications to its director removal proposal to ask shareholders to vote on the removal of only William F. Evans, Randy S. Ronning and Keith R. Stewart, and to no longer ask shareholder to vote on the removal of Jill Botway or John D. Buck; (iii) modifications to its proposal to increase the size of the Board to ask shareholders to set the size of the Board at the greater of (x) nine directors or (y) such number of directors as the Board shall consist of as of the commencement of the Special Meeting (or any adjournment or postponement thereof) plus three directors; and (iv) modifications to its director nominations proposal to remove Melissa B. Fisher from the Shareholder Group’s slate of director nominees.

On January 28, 2014, the Company sent a letter to the Shareholder Group, in which the Company advised the Shareholder Group that the business proposed to be conducted at the Special Meeting by the Shareholder Group in its January 27, 2014 letter had not been timely received by the Company. Under Section 3.3(b) of the By-laws, notice of business to be conducted at a special meeting must be received by the Company prior to the later of (i) the 90th calendar day prior to the date of such special meeting (in the case of the Special Meeting, December 14, 2013) or (ii) the 10th calendar day following the day on which public disclosure of the date of such special meeting was first made (in the case of the Special Meeting, such 10th calendar day was November 25, 2013). The By-laws define “public disclosure” to mean “disclosure in a press release reported by a national news service or in a document publicly filed by the [Company] with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act,” which the Company had made on November 15, 2014. Because the Shareholder Group’s letters were not received prior to the later of these dates (December 14, 2013), the Company informed the Shareholder Group that the proposals had not been timely received and would not be presented for consideration or included in the business to be conducted at the Special Meeting.

On February 3, 2014, the Clinton Group sent the Company a letter and made a public announcement in which the Clinton Group stated, among other things, that it would not participate in the Special Meeting, but would instead pursue its proposals at the Company’s 2014 Annual Meeting of Shareholders.

On February 4, 2014, the Company announced that it had determined that it would be in the best interest of the Company and its shareholders to cancel the Special Meeting in response to the Clinton Group’s announcement that it no longer intended to participate in the Special Meeting.

On February 6, 2014, the Clinton Group and Cannell filed an amended Schedule 13D with the SEC, in which the Clinton Group and Cannell disclosed that they had terminated their status as a “group” for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934 and Rule 13d-5(b)(1) promulgated thereunder. In addition, the Clinton Group disclosed that it beneficially owned 4.9% of the Company’s outstanding common stock, and Cannell disclosed that it beneficially owned 4.6% of the Company’s outstanding common stock. Each of the Clinton Group and Cannell also disclosed that because their respective beneficial ownership of Company common stock had fallen below the 5% Schedule 13D reporting threshold, that the February 6, 2014 Schedule 13D/A filing constituted an “exit filing” for each of the Clinton Group, Cannell and the other reporting persons identified therein.

On February 24, 2014, the Clinton Group delivered a letter to the Company, which communicated the Clinton’s Group intention to nominate six individuals for election to the Board at the 2014 Annual Meeting and to submit to a vote of the Company’s shareholders the By-law amendments described in Proposals No. 4 and No. 5 herein at the 2014 Annual Meeting.

On March 13, 2014, the Board appointed each of Landel C. Hobbs and Lowell W. Robinson as directors of the Company, in each case effective immediately, and fixed the size of the Board at eight directors in connection therewith.

On April 14, 2014, at the request of the Clinton Group, Mr. Orr and counsel for the Company spoke with the Clinton Group to discuss possible approaches to reaching a settlement. The parties agreed to keep the discussions confidential.

On April 21, 2014, Mr. Orr and the Clinton Group spoke again regarding a possible settlement, but no agreement was reached. The parties agreed to keep the discussions confidential.

*  *  *  *  *  *

FOR THE REASONS STATED ABOVE, AMONG OTHERS DESCRIBED IN THE ACCOMPANYING PROXY MATERIALS, THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE BOARD’S DIRECTOR NOMINEES NAMED ON THE ENCLOSED

WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE CLINTON GROUP.

DO NOT DELAY. IN ORDER TO HELP ENSURE THAT THE CURRENT BOARD IS ABLE TO ACT IN YOUR BEST INTERESTS, PLEASE USE THE ENCLOSED WHITE PROXY TO VOTE BY TELEPHONE, BY INTERNET, OR BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU HAVE RETURNED THE GOLD PROXY CARD FROM THE CLINTON GROUP.

PROPOSAL NO. 2:

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 2 is a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

Proposal No. 2 requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote (provided that the number of shares voted in favor of such proposal constitutes more than 25% of the outstanding shares of our common stock). Shareholders may vote “FOR” or “AGAINST,” or may “ABSTAIN” with respect to, Proposal No. 2.

Deloitte & Touche LLP has been our independent registered public accounting firm since fiscal 2002. Upon recommendation from our audit committee, the Board selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for our fiscal year ending January 31, 2015, subject to ratification by our shareholders. While it is not required to do so, the Board is submitting the selection of this firm for ratification in order to ascertain the view of our shareholders. If the selection is not ratified, our audit committee will reconsider its selection. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2015.

Deloitte & Touche LLP Attendance at the Annual Meeting

A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions during the meeting.

In addition to reimbursement for certain out-of-pocket expenses, the following table presents the aggregate fees billed for professional services by Deloitte & Touche LLP in our fiscal years ended February 1, 2014, known as fiscal 2013, and February 2, 2013, known as fiscal 2012.

Fees Billed by Deloitte & Touche LLP

Description of Fees	Fiscal 2013 Amount	Fiscal 2012 Amount
Audit Fees	$400,000	$407,000
Audit-Related Fees	11,500	8,000

Total Audit and Audit-Related Fees	411,500	415,000
Tax Fees:
Tax Compliance Fees	63,500	63,075
Tax Consultation and Advice Fees	9,600	12,200

Total Tax Fees	73,100	75,275
All Other Fees	—	—

Total	$484,600	$490,275

The following is a description of the above services:

Audit Fees. The audit fees set forth above for fiscal 2013 and fiscal 2012 consist of fees billed by Deloitte & Touche LLP for audit services in connection with their review of our interim financial statements for the first three quarters of each fiscal year and for the audit of our fiscal year-end financial statements and the effectiveness of internal controls over financial reporting, including agreed-upon procedure compliance letters.

Audit-Related Fees. The audit-related fees set forth above for fiscal 2013 and fiscal 2012 consist of fees billed by Deloitte & Touche LLP for audit-related out of pocket expenditures as well as for consultation regarding other accounting matters and audit services that normally are provided by an independent registered public accounting firm in connection with filings or engagements, such as comfort letters, consents related to Securities and Exchange Commission registration statements and other services related to Securities and Exchange Commission matters for the fiscal year.

Tax Fees. The tax compliance fees set forth above consist solely of fees billed by Deloitte & Touche LLP for preparation of federal, state and local income tax returns and Internal Revenue Service audit assistance. The tax consultation and advice fees set forth above for fiscal 2013 and fiscal 2012 primarily consist of fees billed for consultation and assistance in connection with IRS section 382 and net operating loss matters, including change-in-control analysis, preparation for tax planning regarding various federal and state income tax matters, as well as assistance with employee compensation tax matters.

All Other Fees. We were not billed any amounts by Deloitte & Touche LLP for other products and services during fiscal 2013 or fiscal 2012.

Approval of Independent Registered Public Accounting Firm Services and Fees

The audit committee charter requires that our audit committee approve the retention of our independent registered public accounting firm for any non-audit service and consider whether the provision of these non-audit services by our independent registered public accounting firm is compatible with maintaining our independent auditor’s independence, prior to engagement for these services. All such services performed in fiscal 2013 and fiscal 2012 were approved by our audit committee. Our audit committee actively monitors the relationship between audit and non-audit services provided. All of the services listed under the headings Audit-Related Fees and Tax Fees were pre-approved by our audit committee.

Report of the Audit Committee

The audit committee is composed of four independent directors listed below, which is responsible for overseeing our management and independent registered public accounting firm in respect of our accounting and financial reporting. In performing our oversight function, we rely upon advice and information received in our discussions with management and the independent registered public accounting firm.

We have (a) reviewed and discussed our company’s audited consolidated financial statements for the fiscal year ended February 1, 2014 with management; (b) discussed with Deloitte & Touche, our company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (c) received the written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche’s communications with the audit committee concerning their independence, and discussed with Deloitte & Touche their independence.

Based on the review and discussions with management and our company’s independent registered public accounting firm referred to above, we recommended to the Board that our audited consolidated financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

WILLIAM F. EVANS (CHAIRMAN)

JOHN D. BUCK

LANDEL C. HOBBS

SEAN F. ORR

THE BOARD IS SOLICITING PROXIES FOR PROPOSAL NO. 2 AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal No. 3 is a proposal to approve, on an advisory basis, the 2013 compensation of the Company’s named executive officers as disclosed in this proxy statement.

Proposal No. 3 will be considered approved by the Company’s shareholders if the number of votes cast “For” Proposal No. 3 exceeds the number of votes cast “Against” Proposal No. 3. Shareholders may vote “FOR” or “AGAINST,” or may “ABSTAIN” with respect to, Proposal No. 3.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Securities and Exchange Act of 1934, as amended, we are providing our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the 2013 compensation of our named executive officers.

Our compensation philosophy is described in the Compensation Discussion and Analysis contained in this proxy statement. Shareholders are urged to read the Compensation Discussion and Analysis which also discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related tables and narrative disclosure which describe the compensation of our named executive officers set forth under the caption “Executive Compensation” below. The compensation committee and the Board believe the policies and procedures articulated in the Compensation Discussion and Analysis are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers in 2013 reflects and supports these compensation policies and procedures.

Shareholders are being asked to vote on the following resolution:

“RESOLVED, that the shareholders of ValueVision Media, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the proxy statement for the 2014 Annual Meeting of Shareholders captioned “Executive Compensation”.”

Although this advisory vote is not binding on our Board, the Board and compensation committee will take into account the result of the vote when structuring our executive compensation programs. We currently intend to hold an annual non-binding advisory vote to approve our named executive officer compensation. Our next advisory vote will occur at our 2015 Annual Meeting of Shareholders.

THE BOARD IS SOLICITING PROXIES FOR PROPOSAL NO. 3 AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3.

PROPOSAL NO. 4:

REPEAL OF CERTAIN BY-LAW AMENDMENTS

Proposal No. 4 (if properly brought before the Annual Meeting) is a shareholder proposal to amend the By-laws to provide for the repeal of any provision of our By-laws that was not included in the By-laws publicly filed with the SEC on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by the Clinton Group at the Annual Meeting. The text of the proposed resolution is below:

“RESOLVED, that any provision of the By-laws of ValueVision, Media, Inc. (the “Corporation”) as of the date of effectiveness of this resolution that was not included in the By-laws publicly filed with the Securities and Exchange Commission on September 27, 2010, and is inconsistent with or disadvantageous to the election of the nominees nominated or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Corporation’s 2014 annual meeting of shareholders, be and hereby is repealed.”

Proposal No. 4 (if properly brought before the Annual Meeting) requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote (provided that the number of shares voted in favor of such proposal constitutes more than 25% of the outstanding shares of our common stock). Shareholders may vote “FOR” or “AGAINST,” or may “ABSTAIN” with respect to, Proposal No. 4.

The Board believes that this proposal is unnecessary, vague and overbroad and, therefore, the Board believes that the adoption of this proposal would be inconsistent with the best interests of our shareholders. Specifically, the Board is concerned about the ambiguity inherent in determining whether a specific Bylaw may be deemed “inconsistent with or disadvantageous” to the election of nominees nominated or other proposals presented by the Clinton Group. The Board is empowered by the By-laws and applicable law to alter, amend, repeal or add provisions to the Company’s By-laws in accordance with its fiduciary duties and subject to the limitations set forth in the By-laws. We believe that this proposal has no purpose other than to prevent or repeal Board actions otherwise permitted by the Company’s governing documents and Minnesota law.

The Board has not adopted and presently does not expect to adopt any amendment to our By-laws that would be affected by Proposal No. 4. However, under Minnesota law and the Company’s By-laws, the Board is charged with the responsibility of managing the Company. The Board believes that the proposed By-law amendment would inflexibly constrain its ability to amend the By-laws to address matters arising prior to the Annual Meeting in order to serve the best interests of all shareholders. Our Board members believe that their fiduciary duties require them to retain the flexibility to adopt, at any time, any By-law amendment deemed proper and in the best interest of the Company’s shareholders. The automatic repeal of a duly adopted By-law amendment could have the unfortunate effect of repealing one or more properly adopted By-law amendments that the Board determined to be in the best interests of the Company and its shareholders, including in response to unforeseeable events occurring between now and the Annual meeting.

FOR THE REASONS STATED ABOVE, THE BOARD IS SOLICITING PROXIES AGAINST THE CLINTON GROUP’S PROPOSAL NO. 4 AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE CLINTON GROUP’S PROPOSAL NO. 4.

PROPOSAL NO. 5:

DELETION OF SECTION 4.12 OF THE BY-LAWS

Proposal No. 5 (if properly brought before the Annual Meeting) is a shareholder proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws. The text of the proposed resolution is below:

“RESOLVED, that Section 4.12 of Article 4 of the By-laws of ValueVision Media, Inc. shall be, and hereby is, deleted in its entirety.”

Proposal No. 5 (if properly brought before the Annual Meeting) requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote (provided that the number of shares voted in favor of such proposal constitutes more than 25% of the outstanding shares of our common stock). Shareholders may vote “FOR” or “AGAINST,” or may “ABSTAIN” with respect to, Proposal No. 5.

Section 4.12 of Article 4 of the By-laws currently reads as follows: “Any director may be removed by a majority vote of all directors constituting the Board, exclusive of the director whose removal is proposed, with or without cause.” This provision of the By-laws currently allows a majority of the directors constituting the entire Board (excluding the director whose removal is proposed) to remove any other director at any time, with or without cause.

We recommend that you vote AGAINST Proposal No. 5 because if Proposal No. 5 is approved, the Board would have no ability to remove directors from the Board, other than in the limited circumstances prescribed by Section 302A.223 of the Minnesota Business Corporation Act (the “MBCA”), which authorizes removal of directors by the Board only if (i) the director to be removed was named by the Board to fill a vacancy; (ii) shareholders have not elected directors in the interval between the time of the appointment to fill a vacancy and the time of the removal of such director; and (iii) a majority of the remaining directors present affirmatively vote to remove such director. The Board believes that these default director removal provisions are too limited. For example, these default removal provisions would only allow the Board to remove a director “for cause” if that director had been elected by the Board to fill a vacancy. These default provisions would leave the Board with no ability to remove a shareholder-elected director “for cause.” While the MBCA allows companies to modify these default rules in their articles or by-laws, the Company’s By-laws restrict the Board from adopting, amending or repealing any by-law that prescribes procedures for removing directors. In light of the foregoing, the Board believes that the director removal provisions included in Section 4.12 of Article 4 of our By-laws are preferable to the limited default director removal provisions of the MBCA.

FOR THE REASONS STATED ABOVE, THE BOARD IS SOLICITING PROXIES AGAINST THE CLINTON GROUP’S PROPOSAL NO. 5 AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE CLINTON GROUP’S PROPOSAL NO. 5.

BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

Shareholder Communications with the Board of Directors

Persons interested in communicating with the Board are encouraged to contact the Chairman of the Board, all outside directors as a group, or an individual director by submitting a letter or letters to the desired recipients in an envelope labeled with “Chairman of the Board” or the names of specified directors. This letter should be placed in an envelope and mailed to ValueVision Media, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary. The Corporate Secretary will forward the communication to the designated recipient(s) or the Chairman of the Board.

Attendance at Shareholder Meetings

The directors are encouraged, but not required, to attend all meetings of our shareholders. All of our then serving directors attended our 2013 Annual Meeting of Shareholders.

Composition of the Board

At the beginning of fiscal 2013, our Board of Directors consisted of Joseph Berardino, John Buck, Catherine Dunleavy, William Evans, Sean Orr, Randy Ronning and Keith Stewart. On March 1, 2013, Jill Botway was appointed to the Board of Directors. On May 7, 2013, Catherine Dunleavy, a Comcast designee, resigned from the Board of Directors. Robert Pick was appointed to the Board of Directors as Comcast’s designee to fill the vacancy created by Ms. Dunleavy’s resignation on May 7, 2013, but Mr. Pick subsequently resigned from the Board of Directors effective as of January 14, 2014 due to the considerable time demands associated with his responsibilities at Comcast and NBCUniversal for the foreseeable future. Mr. Berardino’s service on the Board concluded after our 2013 Annual Meeting of Shareholders on June 19, 2013. On March 13, 2014, the Board appointed each of Landel C. Hobbs and Lowell W. Robinson as directors of the Company, in each case effective immediately, and fixed the size of the Board at eight directors in connection therewith.

Certain information about our current directors is set forth below (ages are as of May 8, 2014). These directors (other than Messrs. Hobbs and Robinson, who were elected to the Board in March 2014) were elected by ValueVision’s shareholders at our 2013 Annual Meeting of Shareholders to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

Name	Age	Director Since	Positions Currently Held with our Company
Keith R. Stewart	51	2008	Chief Executive Officer, Director
Randy S. Ronning	65	2009	Chairman of the Board
Jill R. Botway	58	2013	Director
John D. Buck	63	2004	Director
William F. Evans	66	2011	Director
Landel C. Hobbs	51	2014	Director
Sean F. Orr	59	2011	Director
Lowell W. Robinson	65	2014	Director

Jill R. Botway has served as Executive Vice President and Director of Sales and Marketing for Specific Media/MySpace, a multi-platform, digital media company in New York since 2012. In addition, from 2009 to 2010, Ms. Botway was Chief Executive Officer of WMI, Inc., a multi-platform media services company, and since 2010, she has been a Managing Member at private equity firm Cavu Holdings LLC. From 2005-2009, Ms. Botway was President of Omnicom Media Group’s U.S. Strategic Business Units. Before joining Omnicom, Ms. Botway held various executive positions with media companies and as an attorney has prior law firm experience.

Ms. Botway brings broad expertise in media and consumer marketing, as well as brand development, which gives the Board insight into customer focusing initiatives, marketing methods and brand positioning. As an attorney, Ms. Botway also brings a sound understanding of legal issues and concerns that may face the Company.

John D. Buck currently serves as non-executive chairman of the board of Medica (Minnesota’s second largest health insurer) and previously served as chief executive officer of Medica from July 2001 until his retirement in January 2003. From October 2007 to March 2008, and again from August 2008 through January 2009, Mr. Buck served as our interim Chief Executive Officer. Previously, Mr. Buck worked for Fingerhut Companies where he held several senior executive positions, including president and chief operating officer. He left Fingerhut in October 2000. Mr. Buck also previously held executive positions at Graco Inc., Honeywell Inc., and Alliant Techsystems Inc. Mr. Buck currently serves on the Board of Directors of Patterson Companies, Inc.

Mr. Buck provides the Board with his experience in the consumer retail industry, including his past service as an interim Chief Executive Officer of our Company and his senior leadership positions at Fingerhut Companies. He additionally brings to us the knowledge and judgment he gains from serving on other public and private company boards, which allows us to benefit from his insight into board governance matters and appropriate board processes.

William F. Evans most recently served as the executive vice president and chief financial officer of Witness Systems, Inc., a public, global provider of workforce optimization software and services based in Roswell, Georgia from May 2002 until he retired when the company was sold in June 2007. Previously, Mr. Evans had served in a number of operational and financial management roles for a variety of companies, including Superior Essex, ProSource, Inc., H&R Block, Inc., Management Sciences of America and Electromagnetic Sciences, Inc. He began his professional career at Peat Marwick, Mitchell, and Co. (now KPMG), where he was elected a partner in 1980 and was named partner-in-charge of the Atlanta audit practice in 1985. Mr. Evans has served on the Board of Directors of several other private and public companies, including SFN Group, Inc. and Wolverine Tube, Inc. Mr. Evans also currently serves on the board of directors of SAIA, Inc., where he serves on the audit committee.

Mr. Evans offers senior financial management and accounting expertise gained through his long career both in public accounting as well as in senior management and board positions with corporate governance duties at a number of companies. We believe his broad experience and service in senior management and boards of directors provides our Board with valuable expertise, particularly with respect to financial reporting.

Landel C. Hobbs has been Chief Executive Officer of LCH Enterprises LLC, a consulting firm that operates in the broader telecommunications and media space, since 2010. Mr. Hobbs previously served as Chief Operating Officer of Time Warner Cable (“TWC”) from 2005 until the end of 2010 and was Chief Financial Officer of TWC from 2001 until 2005. He served as Vice President of Financial Analysis and Operations Support for all divisions of AOL Time Warner from September 2000 until October 2001. Mr. Hobbs also served in various positions, including Senior Vice President, Controller and Chief Accounting Officer, of Turner Broadcasting System, Inc. from 1993 until 2000. Before joining Turner in 1993, he served as Senior Vice President and Audit Director of Banc One Illinois Corporation and Senior Manager with KPMG Peat Marwick. He is Lead Director of Allconnect and a current Trustee of the National 4H Council and The Dyslexia Resource Trust. He was previously Chair and a Director of CSPAN and a Trustee of Women in Cable Television (WICT) and is a Broadcasting and Cable Hall of Fame Member.

We believe Mr. Hobbs’ experience in the media and telecommunications sectors, including financial, strategic and operational leadership roles, provide the Board with important experience and viewpoints in the strategically important areas of media, telecommunications and finance.

Sean F. Orr is currently the Chief Financial Officer and Treasurer of Accretive Health, Inc., a position he has served in since August 2013. Before that, Mr. Orr served as Senior Vice President and Chief Financial Officer for Maxum Petroleum, Inc. a national marketer and logistics company for petroleum products, from July 2012 until December 2012, following the company’s sale to a third party. From March 2009 through June 2012, Mr. Orr provided consulting services to a range of clients in his own consulting business as well as serving active roles on two not-for-profit boards. Prior to that he served as president and chief financial officer of Dale and

Thomas Popcorn, LLC, a snack food business, from February 2007 until March 2009. Prior to that, he was a partner in Tatum Partners, LLC, an executive services firm, in 2006, and the executive vice president and chief financial officer of The Interpublic Group of Companies, a parent of global advertising and public relations firms, from 1999 to 2003. He also worked at Pepsico Inc. from 1994 to 1999 in the roles of Senior Vice President and Controller at Pepsico Corporate Headquarters and Executive Vice President and Chief Financial Officer of its Frito-Lay division; Reader’s Digest as Vice President and Controller from 1990 to 1994; and Peat Marwick, Mitchell, and Co. (now KPMG), from 1976 to 1990 (serving as a partner from 1986 to 1990). Mr. Orr also was a member of the Board of Directors and Chairman of the Board’s Finance Committee for The Interpublic Group of Companies from 1999-2003. Between his departure from Maxum Petroleum, Inc. in December 2012 (following the company’s sale to a third party) and his being appointed as the Chief Financial Officer and Treasurer of Accretive Health, Inc. in August 2013, Mr. Orr provided consulting services to a range of clients in his own consulting business.

Mr. Orr is a certified public accountant and offers senior financial management and accounting expertise gained through his long career both in public accounting and in private industry. We believe his broad experience and service in senior management provides our Board with valuable expertise, particularly with respect to financial reporting and capital markets.

Lowell W. Robinson served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc., an online advertising network, from 2007 through 2009. He joined MIVA in 2006 as Chief Financial Officer and Chief Administrative Officer. He had previously served as the President of LWR Advisors from 2002 to 2006 and as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com from 2000 to 2002. He previously held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods, Inc. Mr. Robinson also served on the Board of Directors of The Jones Group from 2005 to 2014, the Board of Directors of Local.com Corporation from 2011 to 2012, the Board of Advisors for the University of Wisconsin School of Business from 2006 to 2010, the Board of Directors of International Wire Group, Inc. from 2003 to 2009, and the Board of Directors of Independent Wireless One, Diversified Investment Advisors and Edison Schools Inc. He is a member of the Smithsonian Libraries Advisory Board and the Board of the Metropolitan Opera Guild. Since 2009, Mr. Robinson’s principal occupation and employment has consisted of his service on the Board of Directors of the Jones Group, the Board of Directors of Local.com Corporation and the Board of Advisors for the University of Wisconsin School of Business.

We believe that Mr. Robinson’s extensive public company experience and deep understanding of the Internet, media, consumer and retail industries provide our Board with critical experience and perspectives on issues of importance to public companies operating in the e-commerce area.

Randy S. Ronning currently serves as Chairman of our Board. Mr. Ronning served as executive vice president and chief merchandising officer of QVC, a major electronic retailer, where he oversaw all merchandising, brand management, and merchandise analysis efforts of QVC and QVC.com, from June 2005 until his retirement in January 2007. He also was responsible for QVC.com operations during this period. Previously, Mr. Ronning was executive vice president with responsibility over affiliate sales and marketing, information services, marketing, research and sales analysis, direct marketing, corporate marketing, public relations, and charitable giving at QVC, from 2001 to May 2005. Prior to joining QVC, Mr. Ronning spent 30 years with J.C. Penney Co., where he held executive positions including president of its catalog and internet divisions. Mr. Ronning has also served on the boards of several non-profit and organizations, including the Electronic Retailing Association, the Dallas Symphony Association, the University of Dallas, the Fashion Institute of Technology, the Mail Order Association, Chairman of the Board, Forrester Research, Knot, Philadelphia Orchestra, The Franklin Institute, and another private company, Commerce Hub, where he was Chairman of the Board.

Mr. Ronning’s extensive senior executive level experience at two major retailing companies provides the Board and the Company with invaluable expertise and industry knowledge as we continue to execute our strategy for growth and profitability. In particular, Mr. Ronning’s record of success in leading the development and success of the e-commerce operations at his prior companies is of substantial importance to the Board and the Company in addressing similar growth opportunities in our Company’s business. Mr. Ronning’s depth of experience in managing, leading and motivating employees provides the Board with great insights in his role as chairman of the human resources and compensation committee.

Keith R. Stewart is our Chief Executive Officer. He was named our President and Chief Executive Officer in January 2009 after having joined the Company as President and Chief Operating Officer in August 2008. Mr. Stewart voluntarily relinquished the title of President in February 2010 in conjunction with the appointment of a new President of our Company. Mr. Stewart retired from QVC in July 2007 where he had served a significant part of his retail career, most recently as vice president — global sourcing of QVC (USA) and vice president — merchandising of QVC (USA) from April 2004 to June 2007. Previously he was general manager of QVC’s German business unit and was overseas from 1998 to March 2004. Mr. Stewart first joined QVC as a consumer electronics buyer in 1992 and was promoted through a series of progressively responsible positions in key operational areas of tv home shopping.

Mr. Stewart brings to our Board and our Company extensive executive retail, operations, product sourcing and e-commerce experience both domestically and internationally with more than 23 years of leadership experience in the electronic retailing industry. His strong understanding of multichannel retailing strategy and operations and his track record of delivering growth and profitability in our industry gives the Board essential perspectives and insights in their oversight of Company strategy and development.

Board Leadership Structure and Risk Oversight

The Company’s corporate governance guidelines provide that the Chairman of the Board and the Chief Executive Officer currently are separate offices, with a non-executive Chairman of the Board. While the Board retains the right to exercise its discretion in combining or separating the offices of Chairman of the Board and Chief Executive Officer, there currently is not an intention to combine the offices. This determination will be made depending upon what our Board believes is best for the Company and our shareholders in light of all circumstances at any particular time.

The Company’s management is responsible for risk management on a day-to-day basis and has engaged in a formal Enterprise Risk Management (ERM) process that it implemented with the assistance of an outside consulting firm. ERM is a process applied in a strategy setting across the Company and is designed to identify and manage potential events or risks that may affect the Company and to provide reasonable assurance regarding the achievement of Company objectives. The Company develops an assessment of major risks facing the Company and mitigation plans as part of its annual strategic planning process, incorporating any new risk treatment strategies into normal business activities. Input gathered from the Board is analyzed and incorporated into the process.

The Board oversees the risk management activities of management directly and through the committees of the Board by discussing with management the policies and practices utilized by management in assessing and managing risks and by providing input on those policies and practices. In general, the Board oversees risk management activities relating to business strategy, strategic transactions, capital allocation, legal and regulatory risk, and operational risks; the audit and finance committee oversees risk management activities related to certain financial risks and the audit committee oversees the ERM process; the human resources and compensation committee oversees risk management activities relating to the Company’s compensation policies and practices and organizational risk; and the nominating and governance committee oversees risk management activities relating to Board composition and function. Each committee reports to the full Board on a regular basis, including reports with respect to the respective committee’s risk oversight activities as appropriate. Certain key risks and related mitigation plans are also reviewed more in depth throughout the year either by the Board or its committees. Management and the Board regularly review and discuss appropriate strategies to monitor and assess of the effectiveness of risk treatment for long term success.

Director Independence

Messrs. Buck, Evans, Hobbs, Orr, Robinson and Ronning and Ms. Botway, constituting a majority of the Board of Directors, have been determined to be independent as that term is used in Section 10A of the Exchange Act of 1934 and as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. Ms. Dunleavy, a member of our Board until her resignation in May 2013, was also determined to be independent under the same standards. Mr. Pick, a member of our Board until his resignation on January 14, 2014, was also determined to be independent under the same standards. Our Board of Directors has determined that Mr. Stewart, as our Chief Executive Officer, is not independent as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules.

Committees of the Board of Directors

On-going committees established and maintained by the Board of Directors include the audit committee, the finance committee, the human resources and compensation committee, known as the compensation committee, and the corporate governance and nominating committee, known as the governance committee. From time to time the Board also may establish additional committees for specific purposes, such as the special committee, which was formed to consider a variety of special projects and tasks delegated to it by the Board and the special nominating committee, which was formed to identify and evaluate potential director candidates in connection with the demand letters submitted in November 2013 by the Shareholder Group, described in more detail under the caption “Background on the Solicitation” above. Neither the special committee nor the special nominating committee is a standing or on-going committee of the Board.

The following table summarizes the current membership of each of our on-going committees:

Director	Audit Committee	Compensation Committee	Governance Committee	Finance Commitee
Keith R. Stewart
Randy S. Ronning		Chair	Member	Member
Jill R. Botway		Member	Member
John D. Buck	Member		Chair
William F. Evans	Chair			Member
Landel C. Hobbs	Member		Member
Sean F. Orr	Member	Member		Chair
Lowell W. Robinson		Member		Member

Audit Committee

The audit committee consists of Messrs. Evans (Chair), Buck, Hobbs and Orr. Mr. Berardino also served as a member of the audit committee through the conclusion of our 2013 Annual Meeting of Shareholders. All members of the audit committee are independent (and Mr. Berardino was independent during his membership on the audit committee) as that term is used in Section 10A of the Securities Exchange Act of 1934, as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and as that term is defined by Section 301 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that each of Mr. Evans, chairman of the audit committee, and each of Mr. Hobbs and Mr. Orr is an audit committee financial expert as defined by the Securities and Exchange Commission’s regulations.

The audit committee is established by the Board of Directors for the primary purpose of assisting the Board in overseeing:

•	management’s process for ensuring the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes and financial statement audits;

•	the Company’s compliance with legal and regulatory requirements;

•	the registered public accounting firm’s (independent auditor’s) qualifications and independence;

•	the performance of the Company’s independent auditor and internal audit function, if applicable; and

•	the Company’s systems of disclosure controls and procedures, and internal controls over financial reporting.

The audit committee assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The role of the audit committee is described above and in the audit charter, found on our website, www.shophq.com/ir. The audit committee charter complies with the standards set forth in SEC and applicable stock exchange regulations.

Human Resources and Compensation Committee

The human resources and compensation committee, known as the compensation committee, consists of Messrs. Ronning (Chair), Orr and Robinson and Ms. Botway. All members of the compensation committee are independent directors as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules and for purposes of Internal Revenue Code Section 162(m). The compensation committee charter was amended in the first quarter of fiscal 2013 and complies with the standards set forth in Securities and Exchange Commission and applicable stock exchange regulations.

The responsibilities of the compensation committee are set forth in the compensation committee charter, which is reviewed regularly and amended as appropriate in light of Securities and Exchange Commission and applicable stock exchange regulations, and which is available on our website at www.shophq.com/ir.

Among other duties, the compensation committee has the responsibility to:

•	establish executive compensation strategy, including base salary, incentive compensation and any other compensation elements and evaluate the strategy in light of the say on pay vote;

•

assure that all executive officers are compensated in a manner consistent with such strategy, internal considerations, competitive practices and the requirements of regulatory agencies, and that they are not incentivized to take an undue amount of risk;

•	oversee our stock-based incentive plans and approve all grants to executive officers made in connection with those plans;

•

review, approve, and request that independent directors ratify decisions regarding (i) the components of and total cash compensation for our Chief Executive Officer, and (ii) stock-based grants to our Chief Executive Officer;

•

review, approve, and, if appropriate, ask that the independent directors ratify any employment agreements or severance arrangements for the Chief Executive Officer or other members of senior management, including change-in-control provisions, plans or agreements;

•	monitor our employee benefit plans and discharge the duties imposed on the committee by the terms of those plans;

•	oversee succession planning for the Chief Executive Officer and other members of the senior executive team;

•	annually evaluate the performance of the committee and the adequacy of the committee’s charter, and report the evaluation to the Board of Directors; and

•	perform other duties or functions deemed appropriate by the Board of Directors.

Compensation decisions for the named executive officers (other than the Chief Executive Officer) and the other corporate officers directly reporting to the Chief Executive Officer are made by the compensation committee, upon the recommendation of our Chief Executive Officer. For the Chief Executive Officer, the compensation decisions are made by the independent directors upon the recommendation of the committee. Under its charter, the compensation committee has the authority to engage, review and approve the payment of fees to or terminate advisors and consultants as it deems necessary to assist in the fulfillment of its responsibilities.

The compensation committee’s meeting agendas are determined by its chairman, with the assistance of the Chief Operating Officer and the Corporate Secretary. The committee reports on its actions regarding executive compensation to the Board of Directors for all corporate officers except in the case of the Chief Executive Officer. For the Chief Executive Officer, the committee will make a recommendation to the independent directors for review and action.

The committee is supported by our human resources and legal departments upon request. In addition, the committee has engaged Towers Watson, a global human resources consulting firm, to assist the committee in discharging its responsibilities, which include conducting periodic reviews of its total compensation program for executive officers. Under a policy established by the committee, Towers Watson only performs work for the compensation committee, the Board of Directors and other committees of the Board of Directors, and is not retained by our management for other benefits, compensation or recruiting services, or any other purposes. The compensation committee has considered the relationships that the compensation consultant has with the Company, the members of the compensation committee and our executive officers, as well as the policies that the compensation consultant has in place to maintain its independence and objectivity, and has determined that the work performed by Towers Watson has raised no conflicts of interest.

Corporate Governance and Nominating Committee

The corporate governance and nominating committee, known as the governance committee, consists of Messrs. Buck (Chair), Hobbs and Ronning and Ms. Botway. Mr. Berardino also served as a member and former Chair of the governance committee through the conclusion of our 2013 Annual Meeting of Shareholders. All members of the governance committee are independent directors (and Mr. Berardino was an independent director during his membership on the governance committee) as that term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market Rules. The governance committee advises and makes recommendations to the Board of Directors on all matters concerning the selection of candidates as nominees for election as directors, corporate governance, compensation of directors and other matters as specified in the governance committee’s charter or as directed by the Board of Directors. The responsibilities of the governance committee are set forth in the governance committee charter, which is reviewed regularly in light of SEC and applicable stock exchange regulations and is available on our website at www.shophq.com/ir.

Finance Committee

The finance committee consists of Messrs. Orr (Chair), Evans, Robinson and Ronning. Mr. Berardino also served as a member of the finance committee through the conclusion of our 2013 Annual Meeting of Shareholders. The finance committee serves to assure the proper involvement of the Board of Directors in, and to assure that senior management has access to appropriate Board level advice, counsel and support on, significant financial policy setting, decisions, and transactions. The duties and responsibilities include the review, approval, reporting on, or making of recommendations, as appropriate, in areas of financial significance to the Company. The committee is also involved in the advising on our efforts to maximize shareholder value and supporting all other committees of the Board on matters with significant financial impact.

Director Qualifications, Board Diversity and Shareholder Nominations for Directors

The governance committee charter describes the attributes we seek in considering director candidates. The governance committee and special nominating committee will consider persons recommended by shareholders in selecting nominees for election to the Board. The governance committee recommends, and the special nominating committee may evaluate, qualified individuals who, if added to the Board, will provide the mix of director characteristics and diverse experiences, perspectives and skills appropriate for our Company. We have determined that a majority of our directors should be independent directors. While neither the governance committee nor the special nominating committee has a formal diversity policy, diversity is one of the factors included in the following additional guidelines, which are set forth in the governance committee’s charter, in analyzing the qualifications for directors.

In evaluating potential nominees the committees consider the person’s integrity, judgment, skill, experience with entities in related industries (i.e., consumer retailing, TV home shopping, TV programming, media, fulfillment, direct response marketing, e-commerce, technology, finance, mergers and acquisitions, and corporate law), public company experience, and commitment to devote the time and attention necessary to fulfill his or her responsibilities to the Company. The committees also consider the diversity of experience, race, ethnicity, gender and age of the nominees to complement and enhance the other members’ experiences and backgrounds. The special nominating committee has engaged Russell Reynolds to assist in identifying suitable candidates (including Messrs. Hobbs and Robinson) and evaluating candidates suggested by shareholders. The governance committee, with the assistance of Russell Reynolds, also carefully reviewed the qualifications of the nominees proposed by the Clinton Group and has determined that they do not represent the most qualified and best suited candidates for our Board.

Shareholders who wish to suggest qualified candidates should write to: ValueVision Media, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Governance and Nominating Committee, c/o Corporate Secretary. All recommendations should state in detail the qualifications of the person for consideration by the governance committee or the special nominating committee and should be accompanied by an indication of the person’s willingness to serve.

Business Ethics Policies

We have adopted a business ethics policy applicable to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions. A copy of this business ethics policy is available on our website at www.shophq.com/ir. In addition, we have adopted a code of ethics for our Chief Executive Officer and senior financial management; this policy also is available on our website at www.shophq.com/ir.

Attendance and Meetings of the Board of Directors and Its Committees

Our business and affairs are managed by the Board of Directors, which held ten meetings during fiscal 2013 and took action by written consent four times. During fiscal 2013, the audit committee held eleven meetings and had no written actions; the compensation committee held eight meetings and took action by written consent one time; the finance committee held four meetings and had no written actions; and the governance committee held five meetings and took action by written consent one time. During fiscal 2013, the special committee met on five occasions. During fiscal 2013, the special nominating committee met on three occasions. During fiscal 2013, none of our directors attended fewer than 75% of the aggregate number of meetings of the Board and the various committees on which he or she served during fiscal 2013.

Compensation Committee Interlocks and Insider Participation

Messrs. Ronning (Chair), Buck and Orr and Ms. Botway were members of the compensation committee during fiscal 2013, and Mr. Robinson became a member of the compensation committee during fiscal 2014. No member of the compensation committee is now, or was during the last fiscal year, an officer or employee of our Company or of any of our subsidiaries. None of our executive officers has served on the Board of Directors or on the compensation committee of any other entity, any officers of which served either on our Board of Directors or on our compensation committee.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Quorum

Only the holders of record of ValueVision common stock as of the close of business on May 2, 2014 are entitled to receive notice of, and to vote at, the Annual Meeting. Our common stock is our only authorized and issued voting security. At the close of business on the record date, we had 49,836,253 shares of our common stock outstanding and entitled to vote.

Under our By-laws, the holders of a majority of the voting power of the shares present in person or by proxy entitled to vote at a meeting will constitute a quorum for purposes of the Annual Meeting. Abstentions and “broker non-votes” will be treated as present for purposes of determining the presence of a quorum. Once a share is represented at the Annual Meeting, it will be counted for the purpose of determining a quorum at the Annual Meeting and any adjournment or postponement thereof. If a new record date is set for an adjourned Annual Meeting, however, then a new quorum will need to be established.

Required Votes

Each outstanding share of our common stock on the record date entitles the holder to one vote at the Annual Meeting.

With respect to Proposal No. 1, the affirmative vote of a plurality of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required for election to the Board. Shareholders do not have the right to cumulate their votes in the election of directors or with respect to any other proposal or matter. Assuming a quorum is present, the eight validly nominated individuals receiving the highest number of votes cast at the Annual Meeting will be elected directors.

Proposals No. 2, No. 4 and No. 5 require the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote (provided that the number of shares voted in favor of such proposals constitutes more than 25% of the outstanding shares of our common stock).

Proposal No. 3 will be considered approved by the Company’s shareholders if the number of votes cast “For” Proposal No. 3 exceeds the number of votes cast “Against” Proposal No. 3.

The Board is soliciting proxies FOR the election of the Board’s nominees for election to the Board of Directors pursuant to Proposal No. 1; FOR the approval of Proposals No. 2 and No. 3; and AGAINST the approval of the Clinton Group’s Proposals No. 4 and No. 5. The Board unanimously recommends that you vote FOR the election of the Board’s nominees pursuant to Proposal No. 1; FOR Proposals No. 2 and No. 3; and AGAINST the Clinton Group’s Proposals No. 4 and No. 5.

Abstentions

Shares of our common stock represented at the Annual Meeting for which proxies have been received but with respect to which shareholders have abstained will be treated as present at the Annual Meeting for purposes of determining whether a quorum exists. Abstentions will have no effect on the election of directors pursuant to Proposal No. 1 or the approval of Proposal No. 3, but will have the effect of a vote AGAINST Proposals No. 2, No. 4 and No. 5.

Effect of Broker Voting; Broker Non-Votes

Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on discretionary, or routine, matters but not on non-discretionary, or non-routine, matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on routine matters, such as ratification of independent registered public accounting firms, but not on non-routine matters, such as contested elections or shareholder proposals. For brokerage accounts that are sent proxy materials in opposition to the Board’s solicitation, all items on the proxy card will be considered non-routine matters, and your broker will not be able to vote your shares unless you provide instructions as to how your shares are to be voted. Accordingly, we urge you to direct your broker or nominee to vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

Consistent with the Company’s historical practice, if a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on proposals at the Annual Meeting, such “broker non-votes” will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present in person or by proxy and entitled to vote for purposes of determining the approval or disapproval of any proposal that requires the affirmative vote of the holders of a majority of the number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, broker non-votes will have no effect on the election of directors pursuant to Proposal No. 1 and, except to the extent such broker non-votes could cause the affirmative vote total to be 25% or less of the number of our outstanding shares with respect to Proposals No. 2, No. 4 or No. 5, will have no effect on the outcome of Proposals No. 2, No. 3, No. 4 or No. 5.

Revocability of Proxies

You may revoke any proxy and change your vote at any time before the vote at the Annual Meeting. You may do this by:

•	signing and delivering a new proxy prior to the Annual Meeting;

•	delivering written notice to ValueVision prior to the time of voting, c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, stating that your proxy is being revoked; or

•	attending the Annual Meeting and voting in person.

Attending the Annual Meeting alone will not revoke your proxy unless you specifically request it.

Effect of WHITE Proxy Card

A shareholder may vote “FOR” or “WITHHOLD” on any nominees pursuant to Proposal No. 1 by signing and returning to ValueVision a WHITE proxy card. Only votes cast “FOR” a nominee will be counted in the election of directors. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

A shareholder may vote “FOR” or “AGAINST,” or may “ABSTAIN,” with respect to Proposals No. 2, No. 3, No. 4 and No. 5, in each case, by signing and returning to ValueVision a WHITE proxy card.

By signing and delivering the WHITE proxy card, with a later date than the date on the gold proxy card, you will be deemed to have revoked any proxy delivered to the Clinton Group. If you return a signed and dated WHITE proxy card or otherwise vote by returning a WHITE proxy card without marking voting selections, your shares will be voted FOR the election of the Board’s nominees pursuant to Proposal No. 1; FOR Proposals No. 2 and No. 3; and AGAINST Proposals No. 4 and No. 5.

ValueVision has retained Innisfree M&A Incorporated to assist in communicating with shareholders in connection with the Annual Meeting and to assist in our efforts to solicit proxies. If you have any questions about how to complete or submit your WHITE proxy card or any other questions, Innisfree will be pleased to assist you. Shareholders may call toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

If any shares of common stock that you owned on the record date were held for you in an account with a stock brokerage firm, bank nominee or other similar “street name” holder, you are not entitled to vote such shares directly, but rather must give instructions to the stock brokerage firm, bank nominee or other “street name” holder to grant or revoke proxy for the shares of common stock held in your name. Accordingly, you should follow the instructions on the WHITE proxy card to vote your shares. Alternatively, you can contact the person responsible for your account and direct him or her to execute the enclosed WHITE proxy card on your behalf. You are urged to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to ValueVision, c/o Innisfree M&A Incorporated, our proxy solicitor, at 501 Madison Avenue, 20th Floor, New York, New York 10022 so that we will be aware of your instructions and can attempt to ensure your instructions are followed.

YOU HAVE THE RIGHT TO REVOKE ANY PROXY YOU MAY HAVE PREVIOUSLY GIVEN TO THE CLINTON GROUP. TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE WHITE PROXY CARD ACCOMPANYING THIS PROXY STATEMENT, OR VOTE BY PHONE OR OVER THE INTERNET AS DESCRIBED ON THE ENCLOSED WHITE PROXY CARD.

You should carefully review this proxy statement. YOUR TIMELY RESPONSE IS IMPORTANT. YOU ARE URGED NOT TO SIGN ANY GOLD PROXY CARD. Instead, we urge you to reject the solicitation efforts of the Clinton Group by promptly completing, signing, dating and returning the enclosed WHITE proxy card in the envelope provided or voting by phone or over the Internet as described on the enclosed WHITE proxy card.

INFORMATION ABOUT OUR SOLICITATION

OF PROXIES AND RELATED EXPENSES

Proxies may be solicited by mail, advertisement, telephone, email via the Internet, press release, in person or otherwise by our directors and the officers of the Company named in Appendix A, none of whom will receive additional compensation for such solicitations. The Company will bear the entire cost of the Board’s solicitation of proxies in connection with the Annual Meeting, including the costs associated with the preparation, assembly, printing and mailing of this proxy statement, the WHITE proxy card and any additional soliciting material furnished to shareholders.

The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners.

In addition, the Company has retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee not expected to exceed $250,000, plus out-of-pocket expenses. The Company has also agreed to indemnify Innisfree M&A Incorporated against certain liabilities arising out of or in connection with the engagement. Innisfree M&A Incorporated may solicit proxies by mail, advertisement, telephone, email, via the Internet, press release, in person or otherwise. Innisfree M&A Incorporated will employ approximately 35 people to solicit ValueVision’s shareholders.

The Company’s expenses, including those of Innisfree M&A Incorporated (but excluding salaries and wages of our regular employees and officers) related to the solicitation of proxies in connection with the Annual Meeting are expected to be at least $[        ], of which approximately $2.7 million has been spent to date. These amounts include approximately $2.2 million incurred in anticipation of the Special Meeting of Shareholders that had been scheduled for March 14, 2014 in response to actions of the Clinton Group beginning in August 2013, but cancelled in response to the Clinton Group’s announcement in February 2014 that it no longer intended to solicit proxies in support of its proposals or otherwise participate in the Special Meeting, as described in more detail above under the heading “Proposal No. 1: Election of Directors — Background on the Solicitation.” The amounts above also include within the costs of the solicitation to date and within the estimated costs associated with the solicitation the portion of the special retainers described below under the caption “Director Compensation for Fiscal 2013 and Interests of Directors,” payable to members of the Special Committee of our Board in furtherance of, or in connection with, the solicitation of proxies. The members of the Special Committee have devoted a significant portion of time contributing to our management of communications with employees, the media and others regarding press reports about the Company and speculation regarding its future in light of the Clinton Group’s activities, as well as engaging with third parties regarding shareholder inquiries and requests, considering and evaluating responses thereto, engaging in dialogue and discussions with the Clinton Group, gathering relevant information about the Company and its strategic direction, and meeting with the Company’s and the special committee’s advisors.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, the Company, each member of our Board and certain of our officers will be “participants” in the Board’s solicitation of proxies in connection with the Annual Meeting. For information with respect to each participant in the Board’s solicitation of proxies in connection with the Annual Meeting, please refer to Appendix A, which sets forth certain information about each participant in addition to the information set forth in this proxy statement. Each person identified on Appendix A is a participant in the solicitation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis (“CD&A”) is intended to provide an overview of the compensation awarded to, earned by, or paid to our named executive officers, including the material elements of the compensation paid to our named executive officers as outlined in the compensation tables included in this proxy statement.

Compensation Objectives and Philosophy

The primary objective of our executive compensation program is to attract and retain exceptional leaders and enable them to behave like owners. When setting executive compensation, we apply a consistent approach for all executive officers and intend that the combination of compensation elements closely aligns the executives’ financial interest with those of our shareholders. The program is mainly designed to:

1.	Attract, motivate and retain a highly capable and performance-focused executive team;

2.	Promote a culture of employee owners whose financial interests are aligned with those of our shareholders;

3.	Pay for performance such that total compensation reflects the individual performance of executives and our absolute and relative performance;

4.	Promote a focus on equity value by tying executive compensation to the long-term enhancement of shareholder value;

5.	Permit the Compensation Committee to exercise independent judgment and approval authority with respect to establishing executive team compensation programs, performance measures, and awards; and

6.	Consider the potential stock dilution, cash flow, tax and reported earnings implications of executive compensation, consistent with the other objectives of the program.

Target total compensation is comprised of base salary, annual cash incentive compensation, and long-term incentive compensation in the form of both cash and equity. In support of our emphasis on significant ownership by executives, the Compensation Committee offers long-term incentive opportunities that encourage ownership. Generally, the amount of compensation realized or potentially realizable does not directly impact the level at which future pay opportunities are set. However, when granting equity awards, the Compensation Committee reviews and considers both individual performance and the number of outstanding and previously granted equity awards. In addition to promoting share ownership, our executive compensation objectives and philosophy focus on rewarding performance. This means that shareholder returns along with corporate, operating unit, and individual performance, both short-term and long-term, determine the largest portion of the executive pay opportunity.

Role of the Compensation Committee and Executive Compensation Consultant

The Compensation Committee oversees the administration of the executive compensation program and determines the compensation of our executive officers. The Compensation Committee is solely composed of non-management directors, all of whom meet the independence requirements of applicable NASDAQ rules. To assist the Compensation Committee in discharging its responsibilities, the Compensation Committee engages an independent consultant (“Consultant”). Towers Watson was engaged by the committee as its Consultant. The Consultant’s role is to develop analyses and competitive information and to provide advice to the Compensation Committee related to executive compensation programs. The Consultant works with management to obtain information necessary to develop such analyses and competitive information for the Compensation Committee.

Process for Determining Executive Compensation

Typically, the Compensation Committee begins the review and adjustment process for executive total compensation levels, including equity grants, annually in November of each year. This practice was utilized when reviewing fiscal 2013 executive total compensation.

Our chief executive officer’s (the “CEO”) target total compensation package is set by the Compensation Committee during an executive session, where the CEO is not present, based on the Compensation Committee’s review of the competitive information prepared by the Consultant, assessment of the CEO’s individual performance in conjunction with our financial and operating performance, and each member’s good faith business judgment.

A recommendation for the target total compensation of our other executive officers is made by the CEO and the Chief Operating Officer (“COO”), who has responsibility for the human resources function and works closely with the Compensation Committee, after reviewing the executive’s and our performance in conjunction with the executive’s responsibility and experience when compared to the competitive information prepared by the Consultant. The compensation package for the other executive officers is established by the Compensation Committee, taking into consideration the recommendation of the CEO and the COO, and the executive officer’s individual job responsibilities, experience and overall performance.

To facilitate this process, the COO (working together with the Consultant) summarizes the total compensation for each executive, and this information is used by the Compensation Committee when setting target total compensation for the CEO and other executive officers. The summary outlines each executive’s annual target and actual pay as well as total accumulated pay under various performance and employment scenarios and corporate performance, both recent and projected. The COO (working together with the Consultant) also prepares for the Compensation Committee a review of the CEO’s compensation. In its deliberations, the Compensation Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive compensation data (pay and performance) relative to our unique structure and needs.

At our 2013 Annual Meeting of Shareholders, more than 92% of our shareholders voting on the proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for our 2013 Annual Meeting of Shareholders, voted to approve such proposal.

Market Data Review

To gain a general understanding of current compensation practices among comparably sized companies and companies in our industry, we perform a “market check” in connection with which we review each executive officer’s target total compensation in relation to comparably sized companies based on general industry data derived from several published survey sources. We also take into account, as a secondary reference point in this “market check” process, competitive compensation data for certain executive officer positions from the proxy statements of a selected group of retail, e-commerce, media, and mail order catalog companies. We do not use this information as a primary reference point on which to base our compensation decisions, but to gain a better and more current understanding of prevailing compensation practices. For fiscal 2013, the survey data utilized consisted of information regarding base salary and target bonus for companies that have annual incentive plans similar to our annual incentive plan. The market data information that we received for positions similar to the positions held by our current named executive officers is summarized on the table below. The actual compensation for our named executive officers is included in the Summary Compensation Table below.

Named Executive Officer	Median Market Estimate Base Salary	Median Estimate of Base Salary and Target Bonus	Actual Base Salary as of 5/3/13 for Fiscal Year 2013 (1)	Actual Base Salary plus Target Bonus for Fiscal Year 2013 (2)
Keith R. Stewart	$731,000	$1,208,000	$713,554	$1,248,720
Chief Executive Officer
William McGrath	$375,000	$545,000	$350,000	$525,000
Executive Vice President & CFO
G. Robert Ayd	$473,000	$708,000	$439,110	$724,532
President
Carol Steinberg	$473,000	$708,000	$430,500	$710,325
Chief Operating Officer
Annette Repasch	$345,000	$530,000	$376,380	$526,932
Chief Merchandising Officer

(1)	Effective date of base salary increase for fiscal 2013; reflects 12 months base salary at that rate.
(2)

The fiscal 2013 target amounts differ from the amounts reflected in the Summary Compensation Table below because the above table reflects targeted annual cash incentive, while the Summary Compensation Table reflects the actual annual cash incentive earned for fiscal 2013.

We used the following surveys in connection with the “market check” process described above: (i) Towers Watson CDB Executive Compensation Survey – General Industry and Retail/Wholesale samples; (ii) Towers Watson CSR General Industry Top Management Compensation Survey; and (iii) Mercer MDB Executive Compensation Survey. We reviewed competitive compensation data for certain executive officer positions from the following peer group of retail, e-commerce, media, and mail order catalog companies in connection with the “market check” process described above: 1-800-FLOWERS.COM, Inc.; Big 5 Sporting Goods Corporation; Blue Nile, Inc.; Cato Corporation; Coldwater Creek Inc.; dELiA*s, Inc.; Liquidity Services, Inc.; New York & Company Inc.; Nutrisystem, Inc.; Overstock.com Inc.; Pacific Sunwear of California Inc.; priceline.com Incorporated; Select Comfort Corporation; and Tuesday Morning Corporation.

Risk Assessment

The Compensation Committee has reviewed the concept of risk as it relates to our compensation programs and does not believe our compensation programs encourage excessive or inappropriate risk. Overall, our internal risk assessment confirms that our compensation arrangements are low in risk and do not foster undue risk taking, because they focus on performance of company-wide annual goals, including Adjusted EBITDA, Ending Cash (including restricted cash), and Operating Expenses, as adjusted (as defined in our earnings release and other public filings), that are aligned with the long-term interests of our shareholders and have strong governance and control mechanisms. The Compensation Committee’s approach to long-term incentives is and will be predominantly risk-based equity and thus tied to shareholder returns.

Stock Ownership Guidelines for Directors and Officers

Consistent with our ownership philosophy, the Board established stock ownership guidelines for members of the Board and officers in February 2009, and revised the guidelines in April 2011. Under the revised guidelines, our Board has adopted stock ownership guidelines for non-management directors of four times the amount of their annual cash retainer and standing committee fees, to be attained by all directors within five years from the later of (i) April 2011 or (ii) the date on which the director becomes subject to the guidelines. The guidelines also require that within five years from the later of (i) April 2011 or (ii) the date on which the executive officer becomes subject to the guidelines, each executive officer must achieve an equity ownership level equal to a specified multiple of his or her annual base salary. The minimum equity ownership levels are four times the annual base salary for our CEO and two times the annual base salary for the other executive officers. Progress toward the stock ownership guidelines is measured once each year at the time of the March Board meeting. Ownership levels are calculated using the market value of our stock each March multiplied by the number of restricted shares, unrestricted shares, plus the value of vested options in the money. New directors and new executive officer hires will have five years from date of appointment or hire to achieve these stock ownership guidelines. The current directors and officers own a significant amount of shares and vested options and the group is making progress in achieving our stock ownership guidelines — all directors (other than Messrs. Hobbs and Robinson, who were appointed to the Board in March 2014) and a majority of officers had already satisfied the guidelines when we last assessed progress toward satisfying the guidelines.

Our Executive Compensation Program and Fiscal 2013 Performance

The primary elements of our executive compensation program are designed to be consistent with the compensation objectives described above. The primary elements, form, purpose, performance measures and performance outcomes are outlined in the following table. The purpose of each element is provided to demonstrate how each fits with the overall compensation objectives established by the Compensation Committee, specifically, stock ownership and pay for performance. The fiscal 2013 performance outcomes column describes the result of each element based on our financial performance in the last fiscal year for those elements that were in effect during the last fiscal year. Currently, our forms of long term incentives are stock options and restricted stock. Stock options are granted primarily to new executives or promoted executives in accordance with the guidelines described below. Restricted stock has been used as the means of paying annual cash incentives. For example, we executed restricted stock agreements with certain of our named executive officers to provide restricted stock grants in lieu of an annual cash bonus for fiscal 2010.

Elements	Form	Purpose	Performance Measures	Fiscal 2013 Performance Outcomes
Base Compensation	Base salary paid in form of cash compensation	Fixed element of pay based on individual’s primary duties and responsibilities	Individual performance and contribution on primary duties and responsibilities	CEO and named executive officers received base pay increases, as described under the caption “Market Data Review” above

Annual Incentive Plan	Historically, performance based cash compensation but paid in restricted stock in 2010	Designed to reward achievement of specified annual corporate goals	Results to be measured against Adjusted EBITDA, Ending Cash (including restricted cash), and Operating Expenses, as adjusted	CEO and named executive officers received payouts based on fiscal 2013 results, as descirbed under the caption “Specifics Related to the 2013 Executive Compensation Elements — Annual Incentive” below

Long Term Incentive Plan	Stock Options and Restricted Stock	Designed to encourage and reward shareholder value and to attract and retain talent, and LTI for performance-based incentives	November 2013 LTI restricted stock and option awards, subject to time-based vesting. October 2012 LTIP restricted stock and option awards vest on performance measures	50% of October 2012 LTIP grants vested during fiscal 2013, as described in footnote 1 to the “Outstanding Equity Awards at Fiscal 2013 Year- End” table below

Fiscal 2013 Performance Measures for Short-Term Annual Incentive Award

For fiscal 2013, the Compensation Committee selected Adjusted EBITDA, Ending Cash (including restricted cash), and Operating Expenses, as adjusted (as defined in our earnings releases and other public filings), as the performance measures for the Company’s short-term annual incentive plan. Adjusted EBITDA is the earnings number reported in our press releases, which is EBITDA excluding debt extinguishment; non-operating gains (losses); non-cash impairment charges and write-downs; activist shareholder response costs; and non-cash share-based compensation expense. A reconciliation of Adjusted EBITDA is included in our press releases and public filings. These performance measures were selected by the Compensation Committee following discussions with the CEO and executive officers on the business plan for fiscal 2013. Adjusted EBITDA was given a 60% weighting, based on the importance the Compensation Committee ascribed to the Company focusing on a return to profitability and raising its stock price. Ending Cash (including restricted cash) was given a 20% weighting. Operating Expenses, as adjusted, was given a 20% weighting. Maintaining cash and controlling operating expense were identified by the Compensation Committee and senior management as corporate objectives that would ensure enough capital to execute the Company’s strategic plan.

Shown below are our three performance measures, weights, targets, and actual results for fiscal 2013, each reflected in millions of dollars.

Performance Measure	Weight	Target	Actual
Adjusted EBITDA	60%	$13.0	$18.0
Ending Cash (including restricted cash)	20%	$30.5	$31.3
Operating Expenses, as adjusted	20%	$227.0	$225.0

Because the Company exceeded each of the target performance measures for fiscal 2013, each of our named executive officers received an incentive payment under our short-term annual incentive award plan, as described below in more detail under the caption “Specifics Related to the Fiscal 2013 Executive Compensation Elements – Annual Incentive.”

Fiscal 2014 Performance Measures for Short-Term Annual Incentive Award

For fiscal 2014, the Compensation Committee will use Adjusted EBITDA, Liquidity (defined as cash, including restricted cash, plus undrawn availability under our credit facility), and Operating Expense, as adjusted (as defined in our earnings releases and other public filings), as the corporate objectives for our annual incentive plan. The Compensation Committee has approved challenging targets for fiscal 2014, but it believes that these levels are achievable if the Company is able to meet shareholder expectations. The Compensation Committee retains authority to adjust performance targets to exclude the impact of charges, gains or other factors that the Compensation Committee believes are not representative of the underlying financial or operational performance of the Company.

For fiscal 2014, a payout will be achieved when a defined minimum level of Adjusted EBITDA is reached. An executive officer’s cash incentive opportunity is based 60% on Adjusted EBITDA performance and 20% on each of Liquidity and Operating Expense, as adjusted, performance. Officers and all other key employees’ incentive opportunities will be based on achieving goals of gross margin dollars and performance measures within the department in which the employee has responsibility. For fiscal 2014, each senior executive officer is eligible for a target cash incentive opportunity equal to 50% to 75% of their respective base salary, while officers and all other key employees range from 10% to 40% of their respective salary. For a given year, a payout at 100 percent of target annual incentive compensation is achieved when Company performance achieves the performance measures. Actual incentive payments for fiscal 2014 could range from 50% to 250% of the targeted incentive opportunity based on corporate performance and/or the performance of the department over which the executive has responsibility.

Specifics Related to the Fiscal 2013 Executive Compensation Elements

Base Salary

The Summary Compensation Table sets forth the actual base salary earned by each of our named executive officers during fiscal 2013. The level of base salary takes into account job responsibilities, experience level and market competitiveness. Base salaries are generally reviewed annually in November, with any changes becoming effective in May the following year. Annual adjustments are based on individual performance, performance of the area of responsibility, the Company’s performance, competitiveness versus the external market and budget availability for internal merit increases. Mr. Stewart’s prior employment agreement with our Company gave him the option to elect to receive restricted stock or cash for payment of his base salary. In fiscal 2008 and 2009, Mr. Stewart elected to receive restricted stock for a large portion of his base compensation and in fiscal 2010, 2011, 2012 and 2013, he elected to receive cash as disclosed in the Summary Compensation Table.

Annual Incentive

This short-term pay for performance incentive is used to encourage and reward the CEO and executive officers for making decisions that improve performance as measured by performance measures selected by the Committee. It is designed to produce sustained shareholder value by establishing a direct link between these measures and incentive compensation. This annual incentive to the CEO and executive officers is administered by the Compensation Committee.

Targets are established annually for the Company as a whole and are based on our prior performance. The plan is designed to motivate continuous improvement in order to achieve payouts at or above target over time.

The Company’s and the applicable department’s performance determines the amount, if any, of awards earned under the annual incentive compensation plan. Such awards are based on performance relative to the established target.

For a given year, a payout at 100 percent of target annual incentive compensation is achieved when Company performance achieves the performance measures. Actual incentive payments for 2013 could range from 50 to 250 percent of the targeted incentive opportunity based on corporate performance and/or the performance of the department over which the executive has responsibility.

This annual performance-based incentive opportunity is established each year as a percentage of an executive’s annual base salary and is targeted at approximately the estimated median of our previously determined competitive market with the opportunity to earn more for above-target performance or less for below target performance. For fiscal 2013, the target incentive opportunities (as a percentage of base salary) and the actual awards (both as a percentage of base salary and the actual amount paid) for the CEO and other named executive officers for fiscal 2013 are set forth below.

Name	Target Annual Short Term Incentive as a Percent of Base Salary for Fiscal 2013	Actual Annual Short Term Incentive Percent Paid Based on Performance	Actual Short Term Incentive Paid
Keith R. Stewart	75%	108%	$771,770
William McGrath	50%	70%	$245,784
G. Robert Ayd	65%	94%	$411,611
Carol Steinberg	65%	94%	$403,540
Annette Repasch	40%	56%	$210,380

Long-Term Incentive Plans

The Company currently has two forms of long term incentives:

Equity awards that are granted for new hire and promotions. Stock options that are issued for newly hired executive officers or individuals that are promoted into an executive officer role adhere to the following guidelines:

Title	Stock Option Award
Senior Vice President	up to 100,000 shares
Vice President	up to 50,000 shares

The Company has utilized inducement grants for new hires that have been approved by the Compensation Committee in reliance on NASDAQ Rule 5635(c)(4). The terms of each stock option granted to any new hire have been disclosed in a press release or SEC filing that has described the material terms of the grant, including the number of shares involved. The Company has also from time to time granted restricted stock in payment for certain compensation earned by our executive officers.

Stock options generally have a “grant date” that is the same date as the date of Compensation Committee or Board approval and have an exercise price equal to the fair market value on the grant date or, in some cases, equal to a higher stock price. In addition, the standard is for stock options to have a ten-year exercise term and vest 33% on each of the next three anniversaries of the date of grant, with limited exceptions, subject to the following post termination and change of control provisions:

Event	Accelerated Award Vesting	Exercise Term
Death or Disability	None	1 year
Retirement or Termination without Cause	None	90 days
Change of Control	Full	N/A

Market-Based Stock Option Awards — On October 3, 2012, the Company granted 2,125,000 non-qualified market-based stock options to its executive officers as part of the Company’s long-term executive compensation program. The options were granted with a premium exercise price of $4.00, when the trading price of our common stock was $2.29 per share, and each option will become exercisable in three tranches, as follows, on the dates when the Company’s average closing stock price for 20 consecutive trading days equals or exceeds the following prices: Tranche 1 (50% of the shares subject to the option at $6.00 per share); Tranche 2 (25% at $8.00 per share); and Tranche 3 (25% at $10.00 per share). On August 14, 2013, 50% of this stock option grant (Tranche 1) vested and as a result, the vesting of the second and third tranches can occur any time on or before the fifth anniversary of the grant date. Net shares issued upon the exercise of these market-based stock options (after shares are potentially withheld to cover the exercise price and applicable withholding taxes) may not be sold for a period of one year from the date of exercise. As of May 8, 2014, all 2,125,000 market-based stock option awards were outstanding. The total grant date fair value was estimated to be $1,998,000. Grant date fair values and derived service periods for each tranche were determined using a Monte Carlo valuation based on the assumptions described in Note 10, Shareholder’s Equity — Market-Based Stock Option Awards, of the Notes to the Consolidated Financial Statements included in our annual Report on Form 10-K for Fiscal 2013 filed with the SEC on March 31, 2014:

Tranche	Fair Value (Per Share)	Derived Service Period
Tranche 1 ($6.00/share)	$0.93	15 months
Tranche 2 ($8.00/share)	$0.95	20 months
Tranche 3 ($10.00/share)	$0.95	24 months

Time-Based Stock Restricted Stock Awards — On November 25, 2013, the Company granted 435,500 shares of restricted stock and 471,000 options to purchase shares of common stock to employees as long term incentive awards as part of the Company’s long-term executive compensation program pursuant to the Company’s 2011

Omnibus Incentive Plan. Each of the restricted stock and option awards will vest in three equal installments on each of the first three anniversaries of the November 25, 2013 grant date.

During fiscal 2014, the Compensation Committee will consider other long term incentive plan options utilizing our shareholder approved equity plans.

Keith Stewart Second Amended and Restated Employment Agreement

On April 1, 2014, we entered into a Second Amended and Restated Employment Agreement (the “Amended Agreement”) with Keith Stewart relating to the terms of his employment as Chief Executive Officer of the Company.

The Amended Agreement amended and restated the Amended and Restated Employment Agreement, dated February 19, 2010 (the “Original Agreement”), between Mr. Stewart and the Company to, among other things, amend certain of the change in control severance provisions of the Original Agreement and revise the definitions of “Event” and “Good Reason”, all as further described below. The Amended Agreement is in all other respects substantially similar to the Original Agreement.

The material terms of Mr. Stewart’s Amended Agreement now include the following:

Term: The term of the Amended Agreement is until April 1, 2015, subject to automatic successive one-year extension periods unless terminated by either party by written notice at least 90 days prior to the end of the term or any extension thereof.

Annualized Base Salary: Mr. Stewart will receive an annualized base salary of $713,554, which may be adjusted annually by the Board. However, Mr. Stewart’s annualized base salary may not be decreased, unless such decrease is part of an across-the-board uniformly applied reduction affecting all senior executives of the Company.

Annual Cash Incentive: Mr. Stewart will participate in our annual cash incentive plan. He will have a target bonus opportunity equal to 75% of his base salary based on our management incentive plan. The annual incentive plan financial goal(s) are established annually and approved by the Human Resources and Compensation Committee (the “Compensation Committee”) of our Board.

Board of Directors: Mr. Stewart is a member of our Board. We have agreed to nominate Mr. Stewart for election to our Board at each annual shareholders meeting while he continues to serve as an executive officer of the Company. Mr. Stewart has agreed to waive any director compensation to which he would otherwise be entitled while he serves as an executive officer.

Severance and Change of Control: If Mr. Stewart’s employment is terminated without “Cause” or he resigns from employment for “Good Reason” (each such term as described below and defined in the Amended Agreement), whether or not in connection with a change of control, he is eligible to receive eighteen months of his highest annualized base salary in effect at any time during the one year period preceding his removal or resignation, eighteen months of his target bonus opportunity amount determined from such annualized base salary and eighteen months of medical coverage under COBRA.

The Amended Agreement also provides for the payment of severance benefits to Mr. Stewart in the event of certain terminations of employment following certain changes of control, and if such payments are made, they will be offset by the payments described in the preceding paragraph. Mr. Stewart will be entitled to severance pay in a lump sum amount equal to twenty four months of base salary, twenty four months of his target bonus opportunity and continued group medical and dental insurance for twenty four months if (1) an “Event” (as described below and defined in the Amended Agreement) occurs during the term of the Amended Agreement and

(2) within one year after the occurrence of such Event, Mr. Stewart’s employment is terminated involuntarily by the Company without Cause or voluntarily by Mr. Stewart for Good Reason.

All transition and severance pay or benefits (whether or not payable in connection with an Event) are conditioned upon Mr. Stewart’s execution of an effective release in a specified form and his compliance with applicable covenants under the Amended Agreement (including eighteen month non-competition and non-solicitation restrictions as well as non-disparagement, confidentiality and non-use covenants).

In addition, the Amended Agreement provides that, notwithstanding any provision to the contrary in any equity incentive plan documents, or in any award agreements thereunder, upon the occurrence of an Event, (x) the restrictions on Mr. Stewart’s restricted stock awards shall lapse immediately, (y) all outstanding unvested stock options, stock appreciation rights and other equity based awards granted to Mr. Stewart under the Company’s 2011 Omnibus Incentive Plan (as amended from time to time) that are subject to vesting requirements shall immediately become exerciseable in full, and (z) all performance units and other performance-based incentives shall be deemed earned at 100% of the target level thereof.

As defined in the Amended Agreement, the following terms, in general, have the following meanings.

•

“Event” means, subject to certain exceptions, (i) the acquisition by any individual, entity or group of beneficial ownership of 30% or more of either the outstanding shares of our common stock or the combined voting power of our outstanding voting securities; (ii) individuals who, constitute the Board as of March 28, 2014 (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director after April 1, 2014, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual proxy contest; (iii) approval by the shareholders of a reorganization, merger, consolidation or statutory exchange of our outstanding voting securities; or (iv) approval by the shareholders of a complete liquidation or dissolution of us or the sale or other disposition of all or substantially all of our assets.

•

“Cause” means (i) a material act of fraud which results in or is intended to result in Mr. Stewart’s personal enrichment at our expense, including theft or embezzlement from the Company; (ii) public conduct materially detrimental to our reputation; (iii) a material violation of any written Company policy, regulation or practice, subject to a 30 day cure period (unless such violation has had a material adverse effect on the business or reputation of the Company); (iv) the willful or grossly negligent failure to adequately perform the duties of his position to our material detriment; (v) commission of conduct constituting a felony; (vi) a material breach of any of the terms and conditions of the Amended Agreement, subject to a 30 day cure period; (vii) the material failure to perform the duties required under the Amended Agreement, subject to a 30 day cure period, provided that the non-attainment of Company performance goals (in and of itself) will not be considered a failure that constitutes “Cause”; or (viii) excessive absenteeism unrelated to illness or permitted vacation that continues for five business days after receipt of written notice by the Company specifying in reasonable detail such excessive absenteeism.

•

“Good Reason” means (i) Mr. Stewart is impacted by a mandatory relocation of his principal place of employment to a location more than 50 miles from his current office location; (ii) the Company materially reduces Mr. Stewart’s total compensation opportunity (excluding equity), unless part of an across-the-board compensation opportunity or benefit plan reduction applicable on a similar basis to all other senior executive officers of the Company and, in that event, provided that such reduction does not exceed 5% of Mr. Stewart’s total compensation opportunity; (iii) the Company materially breaches its obligations to pay Mr. Stewart, unless the failure to pay is a result of a good faith dispute between the Company and Mr. Stewart; or (iv) the Company substantially diminishes Mr. Stewart’s duties, responsibilities or title such that the position held is no longer the Chief Executive Officer in title or deed or the circumstances described in clause (ii) in the definition of “Event” above occur.

ValueVision Media, Inc. Executives’ Severance Benefit Plan

On March 28, 2014, the Board adopted the ValueVision Media, Inc. Executives’ Severance Benefit Plan (the “Plan”). The Plan covers the following individuals: (i) current officers of the Company; and (ii) any additional employees designated by name to participate in the Plan by the Compensation Committee or recommended by the Chief Executive Officer and approved by the Compensation Committee (collectively, “Executives”). Mr. Stewart is not included as an Executive under the Plan, as his severance is governed by the terms of his Amended Agreement described above.

If within a two-year period (the “Benefit Period”) commencing on the date of a “Change in Control” (as described below and defined in the Plan), (i) the Company terminates the employment of an Executive for any reason other than “Cause” (as described below and defined in the Plan), death or the Executive’s becoming disabled or (ii) the Executive terminates his employment for “Good Reason” (as described below and defined in the Plan), the Executive will be entitled to benefits under the Plan. In addition, an Executive who was a participant in the Plan on the date of the Change in Control will also be entitled to benefits under the Plan if the Executive’s employment is terminated by the Company during the Benefit Period or the immediately preceding six months. The amount of the cash severance benefit paid under the Plan under these circumstances (i.e., in connection with a Change in Control) would be a lump sum amount equal to (a) one and one-half (1 1⁄2) times the Executive’s highest annual rate of base salary during the preceding 12 month period plus (b) one and one-half (1 1⁄2) times the target annual incentive bonus determined from such base salary. In addition, for eighteen months following any such termination, the Executive would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits.

If an Executive’s employment terminates for reasons other than a Change in Control and either (i) at the initiation of the Company for any reason other than Cause, death or the Executive becoming disabled or (ii) at the initiation of the Executive for Good Reason, the Executive will be entitled to receive a lump sum amount of cash severance equal to (a) one (1) times the Executive’s highest annual rate of base salary during the preceding twelve month period plus (b) one (1) times the target annual incentive bonus determined from such base salary. In addition, for twelve months following any such termination, the Executive would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits.

All severance pay or benefits (whether or not payable in connection with a Change in Control) are conditioned upon the applicable Executive’s execution of an effective release and his or her compliance with applicable covenants under the Plan (including eighteen month non-solicitation restrictions as well as non-disparagement, confidentiality and non-use covenants).

As defined in the Plan, the following terms, in general, have the following meanings.

•

“Cause” means what the term is expressly defined to mean in a then-effective written agreement between an Executive and the Company or, in the absence of any such then-effective agreement or definition, means (i) a material act of fraud which results in or is intended to result in an Executive’s personal enrichment at the expense of Company, including theft or embezzlement from the Company; (ii) public conduct by an Executive that is materially detrimental to the reputation of the Company; (iii) a material violation by an Executive of any written Company policy, regulation or practice; (iv) the willful or grossly negligent failure to adequately perform the duties of an Executive’s position to the material detriment of the Company; (v) the commission of conduct constituting a felony; (vi) a material breach by an Executive of any of the terms and conditions of an agreement with the Company; or (vii) the Executive continues to materially fail to perform the duties associated with Executive’s employment.

•

“Change in Control” means, subject to certain exceptions, (i) the acquisition by any individual, entity or group of beneficial ownership of 30% or more of either the outstanding shares of our common stock or the combined voting power of our outstanding voting securities; (ii) individuals who are Continuing Directors (as described below and defined in the Plan) cease for any reason to constitute a majority of the members of the Board; (iii) the consummation of a reorganization, merger or consolidation of the Company, a statutory exchange of outstanding Company voting securities, or a sale or disposition (in one or a series of transactions) of all or substantially all of the assets of the Company.

•

“Continuing Director” means an individual (i) who was, as of March 28, 2014, a director of the Company, or (ii) who is elected as a director of the Company subsequent to March 28, 2014 and whose initial election, or nomination for initial election by the Company’s shareholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii), any such individual whose initial assumption of office occurs as a result of an actual proxy contest.

•

“Good Reason” means (as described in more detail in the Plan and subject to the exceptions and limitations described therein), without an Executive’s written consent, (i) an adverse and material change in the Executive’s status, positions or responsibilities as compared to the Executive’s status, position or responsibilities as in effect prior to such change; (ii) a material reduction in the amount of either the Executive’s annual base salary or target annual incentive program opportunity as in effect on the date she or he became a participant in the Plan, or as the same may be increased from time to time during the term of the Executive’s participation in this Plan; (iii) the failure to provide or continue in effect materially similar compensation and benefits, in accordance with the plans, practices, policies and programs of the Company in effect for the Executive at any time during the 120-day period immediately preceding the Change in Control or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company; (iv) the failure of any successor or assign of the Company to assume and expressly agree to perform the obligations under the Plan; (v) any purported termination of the Executive’s employment which is not effected in accordance with the applicable provisions of the Plan; and (vi) any request by the Company that the Executive participate in an unlawful act.

Accounting and Tax Considerations

When establishing pay elements or associated programs, the Compensation Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and the Company realizes a tax deduction upon payment to and/or realization by the executive. While our equity compensation plans are intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code, the Compensation Committee reserves the flexibility to approve elements of compensation for specific officers in the future which may not be fully deductible.

Compensation Committee Report

The Compensation Committee has discussed and reviewed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the board of directors that this Compensation Discussion and Analysis be included in this proxy statement.

THE HUMAN RESOURCES AND

COMPENSATION COMMITTEE

RANDY S. RONNING (CHAIR)

JILL R. BOTWAY

SEAN F. ORR

LOWELL W. ROBINSON

Summary Compensation Table

The table below shows all elements of compensation for our CEO and named executive officers for each of our last three completed fiscal years. As permitted by SEC rules, certain columns in the Summary Compensation Table and the other compensation tables have been omitted if no compensation would be required to be reported in such column in the fiscal years required to be presented.

Name & Principal Position	Year	Salary ($) (1)	Bonus ($)		Stock Awards ($)		Option Awards ($) (6)		All Other Compensation ($)		Total ($)
Keith R. Stewart	2013	709,537	771,770		331,415	(5)	525,443		—		2,338,165
Chief Executive Officer	2012	692,475	—		—		—		—		692,475
	2011	675,000	—		461,386	(4)	—		—		1,136,386

William McGrath	2013	341,231	245,784		125,325	(5)	198,697		81,303	(8)	992,340
Executive Vice President and Chief Financial Officer	2012	297,231	—		—		230,300	(7)	52,907	(8)	580,438
	2011	288,462	—		92,093	(4)	—		35,078	(8)	415,633

G. Robert Ayd	2013	436,639	411,611		158,745	(5)	251,683		79,794	(9)	1,338,472
President	2012	409,985	—		—		300,800	(7)	31,421	(9)	742,206
	2011	395,945	—		241,343	(4)	—		35,867	(9)	673,155

Carol Steinberg	2013	428,077	403,540		158,745	(5)	251,683		73,305	(10)	1,315,350
Chief Operating Officer	2012	391,298	—		68,400	(3)	300,800	(7)	50,951	(10)	811,449
	2011	363,462	—		209,161	(4)	—		35,871	(10)	608,494

Annette Repasch	2013	374,261	210,380		104,438	(5)	165,581		66,475	(11)	921,135
Chief Merchandising Officer	2012	365,262	—		—		253,800	(7)	—		619,062
	2011	263,077	50,000	(2)	—		467,854		—		780,931

(1)

Represents base salary paid during fiscal 2011, fiscal 2012 and fiscal 2013. As described above in the section entitled “Compensation Discussion & Analysis — Specifics Related to the 2013 Compensation Elements”.

(2)	Represents a new hire signing bonus. Ms. Repasch joined our company in May 2011.
(3)

Represents the grant date fair value of a restricted stock award granted on October 8, 2012 in connection with Ms. Steinberg’s promotion to COO in October 2012. The per share grant date fair value was determined in accordance with FASB ASC Topic 718 and equaled the closing price of a share of our common stock on the date of grant. The dollar amount shown does not reflect the value of the restricted shares on the date they vest.

(4)

Each amount shown represents the grant date fair value of a restricted stock award granted on March 31, 2011 in payment of the annual incentive award earned by each individual during fiscal 2010. The per share grant date fair value was determined in accordance with FASB ASC Topic 718 and equaled the closing price of a share of our common stock on the date of grant. The dollar amounts shown do not reflect the value of the restricted shares on the date they vest.
(5)

Each amount shown represents the grant date fair value of a restricted stock award granted on November 25, 2013 as part of the Company’s long-term compensation program. The per share grant date fair value was determined in accordance with FASB ASC Topic 718 and equaled the closing price of a share of our common stock on the date of grant. The dollar amounts shown do not reflect the value of the restricted shares on the date they vest.

(6)

Amounts shown do not reflect compensation actually realized by the named executive officer. Each amount represents the grant date fair value of the stock option award made to each individual during the respective fiscal year as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards granted in fiscal 2013, fiscal 2012 and fiscal 2011 are set forth in Note 10 or Note 11, Shareholders’ Equity — Stock-Based Compensation, of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for Fiscal 2013 filed with the SEC on March 31, 2014, for Fiscal 2012 filed with the SEC on March 28, 2013 and for fiscal 2011 filed with the SEC on April 5, 2012.

(7)

Stock options awarded during 2012 will vest only if the Company’s stock price reaches certain prescribed levels, as described in footnote 1 to the Outstanding Equity Awards at Fiscal 2013 Year-End table below. Because these awards are therefore subject to a market condition rather than to a performance condition for purposes of FASB ASC Topic 718, we determined their grant date fair value using a Monte Carlo simulation methodology that incorporated the assumptions referenced in footnote 6 to this table for fiscal 2012. Since these awards are not subject to a performance condition, they have no maximum grant date fair values that differ from the fair values presented in this table.

(8)

Represents $73,653 in commuting expense paid and $7,650 of 401(k) company match earned in fiscal 2013, $52,907 in commuting expenses paid in fiscal 2012 and $35,078 in commuting expenses paid in fiscal 2011.

(9)

Represents $72,144 in commuting expense paid and $7,650 of 401(k) company match earned in fiscal 2013, $31,421 in commuting expenses paid in fiscal 2012 and $35,867 in commuting expenses paid in fiscal 2011.

(10)

Represents $65,655 in commuting expense paid and $7,650 of 401(k) company match earned in fiscal 2013, $50,951 in commuting expenses paid in fiscal 2012 and $35,871 in commuting expenses paid in fiscal 2011.

(11)	Represents $60,872 in commuting expense paid and $5,603 of 401(k) company match earned in fiscal 2013.

Grants of Plan-Based Awards in Fiscal 2013

The following table sets forth certain information concerning plan-based awards granted to our named executive officers during fiscal 2013.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#)		Exercise Price or Price of Option Awards ($/Share)	Grant Date Fair Value of Stock Option Awards ($) (5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	(#) (3)
Keith R. Stewart		266,076	532,153	1,330,382
	11/25/13				119,000	(4)			5.57	525,443
	11/25/13						59,500	(2)		331,415

William McGrath		85,308	170,616	426,539
	11/25/13				45,000	(4)			5.57	198,697
	11/25/13						22,500	(2)		125,325

G. Robert Ayd		141,908	283,815	709,538
	11/25/13				57,000	(4)			5.57	251,683
	11/25/13						28,500	(2)		158,745

Carol Steinberg		139,125	278,250	695,625
	11/25/13				57,000	(4)			5.57	251,683
	11/25/13						28,500	(2)		158,745

Annette Repasch		74,852	149,704	374,261
	11/25/13				37,500	(4)			5.57	165,581
	11/25/13						18,750	(2)		104,438

(1)

SEC rules require that we disclose the applicable range of estimated payouts denominated in dollars (with the threshold referring to the minimum amount payable for a certain level of performance, the target referring to the amount payable if the specified performance targets are reached and the maximum referring to the maximum payout possible) upon satisfaction of the conditions in question under our non-equity annual incentive plan granted in the fiscal year. Accordingly, the amounts in the columns above reflect possible payouts under awards made to our named executive officers under our annual incentive plan. As described in this proxy statement under “Compensation, Discussion & Analysis — Fiscal 2013 Performance Measures & Objectives,” the actual payouts for fiscal 2013 were based on our Company achieving certain corporate objectives, including Adjusted EBITDA, Ending Cash (including restricted cash), and Operating Expenses, as adjusted (as defined in our earnings release and other public filings). The actual payouts are disclosed above under the caption “Specifics Related to the 2013 Executive Compensation Elements — Annual Incentive.”

(2)

Restricted stock award granted on November 25, 2013 in connection with the Company’s annual long-term executive compensation program. This award vests in equal installments over a three-year period beginning on the first anniversary date of grant.

(3)	Amounts shown equal the number of shares underlying options.
(4)

Stock option award granted on November 25, 2013 with an exercise price of $5.57 per share in connection with the Company’s annual long-term executive compensation program. This stock option award vests in equal installments over a three-year period beginning on the first anniversary date of grant.

(5)	Amounts shown equal the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal 2013 Year-End

		OPTION AWARDS						STOCK AWARDS
		Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($/Share)	Option Expiration Date	Shares or Units of Stock that Have Not Vested
Name	Grant Date	Exercisable (#)	Unexercisable (#)					Number		Market Value (4)
Keith R. Stewart	8/27/08	250,000				2.30	8/25/18
	8/27/08	125,000				6.00	8/25/18
	8/27/08	125,000				7.00	8/25/18
	11/18/10	500,000				2.95	11/18/20
	11/25/13		119,000	(2)		5.57	11/25/13
	11/25/13							59,500	(2)	$367,115

William McGrath	1/7/10	45,000				4.97	1/7/20
	8/2/10	55,000				1.82	8/2/20
	10/3/12	122,500			122,500	4.00	10/3/22
	11/25/13		45,000	(2)		5.57	11/25/23
	11/25/13							22,500	(2)	$138,825

G. Robert Ayd	2/1/10		70,000	(3)		3.99	2/1/20
	2/1/10	280,000				3.99	2/1/20
	10/3/12	160,000			160,000	4.00	10/3/22
	11/25/13		57,000	(2)		5.57	11/25/23
	11/25/13							28,500	(2)	$175,845

Carol Steinberg	6/1/09	100,000				0.81	6/1/19
	10/3/12	160,000			160,000	4.00	10/3/22
	10/8/12							15,000	(5)	$92,550
	11/25/13		57,000	(2)		5.57	11/25/23
	11/25/13							28,500	(2)	$175,845

Annette Repasch	5/2/11	66,667	33,333	(2)		6.32	5/2/21
	10/3/12	135,000			135,000	4.00	10/3/22
	11/25/13		37,500	(2)		5.57	11/25/23
	11/25/13							18,750	(2)	$115,688

(1)

On October 3, 2012, the Company granted non-qualified market-based stock options to its executive officers as part of the Company’s long-term executive compensation program. The options were granted with an exercise price of $4.00 and each option will become exercisable in three tranches, as follows, on the dates when the Company’s average closing stock price for 20 consecutive trading days equals or exceeds the following prices: Tranche 1 (50% of the shares subject to the option at $6.00 per share); Tranche 2 (25% at $8.00 per share); and Tranche 3 (25% at $10.00 per share). On August 14, 2013, 50% of this stock option grant (Tranche 1) vested and as a result, the vesting of the second and third tranches can occur any time on or before the fifth anniversary of the grant date.

(2)	Equity awards vest in three equal annual installments beginning on the first anniversary of the date of grant.
(3)	Stock option grants vest upon the date which Mr. Ayd relocates to Minnesota as determined by the Board in its sole discretion.
(4)	Market value of unvested shares are based on the $6.17 closing price of our stock on January 31, 2014, the last trading day prior to the completion of our 2013 fiscal year.
(5)	Restricted stock award granted October 8, 2012 in connection with Ms. Steinberg’s promotion to COO in October 2012. The unvested portion of this award reflected in the table vests on October 8, 2014.

Option Exercises and Stock Vested

There were no options exercised by our named executive officers in fiscal 2013. The table below shows information required for vesting of restricted stock during fiscal 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Keith R. Stewart	36,272	125,501	(1)
William McGrath	7,240	25,050	(1)
G. Robert Ayd	18,974	65,650	(1)
Carol Steinberg	16,444	56,896	(1)
	15,000	67,800	(2)
Annette Repasch

(1)	Represents the market value of the common stock on March 30, 2013, the date of vesting.
(2)	Represents the market value of the common stock on October 8, 2013, the date of vesting.

Retirement Benefits

The Company’s named executive officers have the option to participate in the Company’s 401(k) plan. Historically, the Company provided matching contributions to the Company’s 401(k) plan equal to 50% of an employee’s contributions, up to the first 6% of pay and funded this match each pay period regardless of Company performance. Beginning in fiscal 2011, the Company match contributions were based upon Company performance against our business objectives and the match amount differed depending upon level of goal achievement. The Company did not provide matched contributions for fiscal 2011 or 2012. Effective calendar year 2013, the Company implemented a guaranteed match of 50% on every dollar up to 6% of salary to all 401(k) plan participants, earned once a year on December 31. A participant must be an employee at that time to receive the match and the achieved match will be funded annually on or about that time. Also, effective calendar year 2013, all new hires automatically enrolled at the rate of 6% and have the right to opt out or change the rate.

Effective calendar year 2014, existing plan participants deferring less than 6% will automatically increase each year at an incremental 1% up to the maximum deferral of 6%, and they will have the right to opt out or change the rate.

We do not provide a defined benefit plan to our named executive officers or any of our other executive officers.

Nonqualified Deferred Compensation

We currently do not provide any nonqualified deferred compensation plans to our named executive officers or other executive officers.

Severance Agreements and Severance Guidelines (non-change of control)

Under the terms of his Amended Agreement, which is described in more detail above under the caption “Executive Compensation — Keith Stewart Second Amended and Restated Employment Agreement,” if Mr. Stewart’s employment is terminated without “Cause” or he resigns from employment for “Good Reason” (each such term as described above under the caption “Keith Stewart Second Amended and Restated Employment Agreement” and defined in the Amended Agreement), whether or not in connection with a change of control, he is eligible to receive eighteen months of his highest annualized base salary in effect at any time during the one year period preceding his removal or resignation, eighteen months of his target bonus opportunity amount determined from such annualized base salary and eighteen months of medical coverage under COBRA.

All transition and severance pay or benefits are conditioned upon Mr. Stewart’s execution of an effective release in a specified form and his compliance with applicable covenants under the Amended Agreement (including eighteen month non-competition and non-solicitation restrictions as well as non-disparagement, confidentiality and non-use covenants).

Under the terms of the Plan, if an Executive’s employment terminates for reasons other than a “Change in Control” (as described above under the caption “ValueVision Media, Inc. Executives’ Severance Benefit Plan” and defined in the Plan) and either (i) at the initiation of the Company for any reason other than “Cause” (as described above under the caption “ValueVision Media, Inc. Executives’ Severance Benefit Plan” and defined in the Plan), death or the Executive becoming disabled or (ii) at the initiation of the Executive for “Good Reason” (as described above under the caption “ValueVision Media, Inc. Executives’ Severance Benefit Plan” and defined in the Plan), the Executive will be entitled to receive an amount of cash severance equal to (a) one (1) times the Executive’s highest annual rate of base salary during the preceding twelve month period plus (b) one (1) times the target annual incentive bonus determined from such base salary. In addition, for twelve months following any such termination, the Executive would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits.

All severance pay or benefits are conditioned upon the applicable Executive’s execution of an effective release and his compliance with applicable covenants under the Plan (including non-solicitation, non-disparagement, confidentiality and non-use covenants).

Severance Agreements and Severance Guidelines (change of control)

Mr. Stewart’s Amended Agreement, which is described in more detail above under the caption “Executive Compensation — Keith Stewart Second Amended and Restated Employment Agreement,” provides for the payment of severance benefits to Mr. Stewart in the event of certain terminations of employment following certain changes of control. Mr. Stewart would be entitled to severance pay in a lump sum amount equal to twenty four months of base salary, twenty four months of his target bonus opportunity and continued group medical and dental insurance for twenty four months if (1) an “Event” (as described above under the caption “Keith Stewart Second Amended and Restated Employment Agreement” and defined in the Amended Agreement) occurs during the term of the Amended Agreement and (2) within one year after the occurrence of such Event, Mr. Stewart’s employment is terminated involuntarily by the Company without “Cause” or voluntarily by Mr. Stewart for “Good Reason” (each such term as described above under the caption “Keith Stewart Second Amended and Restated Employment Agreement” and defined in the Amended Agreement).

In addition, Mr. Stewart’s Amended Agreement provides that, notwithstanding any provision to the contrary in any equity incentive plan documents, or in any award agreements thereunder, upon the occurrence of an Event, (x) the restrictions on Mr. Stewart’s restricted stock awards shall lapse immediately, (y) all outstanding unvested stock options, stock appreciation rights and other equity based awards granted to Mr. Stewart under the Company’s 2011 Omnibus Incentive Plan (as amended from time to time) that are subject to vesting requirements shall immediately become exerciseable in full, and (z) all performance units and other performance-based incentives shall be deemed earned at 100% of the target level thereof.

All transition and severance pay or benefits are conditioned upon Mr. Stewart’s execution of an effective release in a specified form and his compliance with applicable covenants under the Amended Agreement (including eighteen month non-competition and non-solicitation restrictions as well as non-disparagement, confidentiality and non-use covenants).

As disclosed above under the caption “Executive Compensation — ValueVision Media, Inc. Executives’ Severance Benefit Plan,” the Company also has also adopted the Plan to provide certain severance benefits to named executive officers and other executive officers and designated employees (“Executives”). If within a two-year period (the “Benefit Period”) commencing on the date of a “Change in Control” (as described above under the caption “ValueVision Media, Inc. Executives’ Severance Benefit Plan” and defined in the Plan), (i) the Company terminates the employment of an Executive for any reason other than “Cause” (as described above under the caption “ValueVision Media, Inc. Executives’ Severance Benefit Plan” and defined in the Plan), death or the Executive’s becoming disabled or (ii) the Executive terminates his employment for “Good Reason” (as described above under the caption “ValueVision Media, Inc. Executives’ Severance Benefit Plan” and defined in the Plan), the Executive will be entitled to benefits under the Plan. In addition, an Executive who was a participant in the Plan on the date of the Change in Control will also be entitled to benefits under the Plan if the Executive’s employment is terminated by the Company during the Benefit Period or the immediately preceding six months. The amount of the cash severance benefit paid under the Plan under these circumstances (i.e., in connection with a Change in Control) would be a lump sum amount equal to (a) one and one-half (1 1⁄2) times the Executive’s highest annual rate of base salary during the preceding 12 month period plus (b) one and one-half (1 1⁄2) times the target annual incentive bonus determined from such base salary. In addition, for eighteen months following any such termination, the Executive would be entitled to reimbursement for a portion of the premium amount for COBRA coverage equal to the amount paid by other similarly situated Executives who have not been terminated and who receive similar group, health, dental and life insurance benefits.

All severance pay or benefits are conditioned upon the applicable Executive’s execution of an effective release and his compliance with applicable covenants under the Plan (including non-solicitation, non-disparagement, confidentiality and non-use covenants).

Potential Payments upon Termination, Non-Change in Control and After Change of Control

In the event a named executive officer’s employment terminated on February 1, 2014 (the last day of our last completed fiscal year) and the named executive officer was entitled to a severance payment, the named executive would have realized the payments set forth below. The amounts set forth in the table below were calculated based on the applicable terms and conditions of Mr. Stewart’s First Amended and Restated Employment Agreement and the Company’s previously effective severance pay guidelines, each of which was in effect as of February 1, 2014, but has now been superseded by the Amended Agreement and Plan, each as described above.

Name	Non-Change of Control & Qualifying Termination	Change of Control & Qualifying Termination
Keith R. Stewart	$1,248,720	$1,427,108
William McGrath	$350,000	$350,000
G. Robert Ayd	$439,110	$439,110
Carol Steinberg	$430,500	$430,500
Annette Repasch	$376,380	$376,380

Under Mr. Stewart’s First Amended and Restated Employment Agreement, if Mr. Stewart’s employment had been terminated without cause or he had resigned from employment for good reason, he would have been eligible to receive one year of his base salary at the time of termination, one year of his target bonus opportunity amount for the fiscal year in which the removal or resignation occured, and one year of medical coverage under COBRA. Under the Company’s previously effective severance pay guidelines, our named executive officers and other executive officers (other than Mr. Stewart) would have been entitled to receive one year of base salary severance pay and one year of subsidized group medical coverage under COBRA if they had been terminated without cause or resigned for good reason.

Under these prior arrangements, following a change of control, Mr. Stewart would have been eligible to receive two years of base salary severance pay and medical coverage under COBRA for the length of the severance period to the extent allowed under the applicable plan if he had been terminated without cause or if he had resigned for good reason within one year following a change of control. Other executive officers would have been eligible to receive one year of base salary severance pay and one year subsidized group medical coverage under COBRA if they had been terminated without cause or had resigned for good reason within 12 months following a change of control.

Had Mr. Stewart’s Amended Agreement and the Plan been in effect on February 1, 2014 and had Mr. Stewart or another named executive officer been terminated and entitled to a severance payment thereunder as of February 1, 2014 (the last day of our last completed fiscal year), Mr. Stewart or such other named executive would have realized the payments set forth below:

Name	Non-Change of Control & Qualifying Termination	Change of Control & Qualifying Termination
Keith R. Stewart	$1,873,079	$2,497,439
William McGrath	$525,000	$787,500
G. Robert Ayd	$724,532	$1,086,797
Carol Steinberg	$710,325	$1,065,488
Annette Repasch	$526,932	$790,398

Additional Potential Payments for Accelerated Equity Awards Upon Change in Control

Our equity awards provide that stock options and restricted stock will immediately vest and options will immediately become exercisable upon a change of control, subject to certain triggers and exceptions. Accelerated vesting of equity awards is mandatory upon a change of control of the Board that is not approved by the current Board under the terms of our 2004 Omnibus Stock Plan, while such accelerated vesting would generally be at the discretion of our Compensation Committee under the terms of our 2011 Omnibus Stock Plan. There are no unvested awards outstanding under our 2001 Omnibus Stock Plan.

In addition, Mr. Stewart’s Amended Agreement provides that, notwithstanding any provision to the contrary in any equity incentive plan documents, or in any award agreements thereunder, upon the occurrence of an Event (as described above under the caption “Keith Stewart Second Amended and Restated Employment Agreement” and defined in the Amended Agreement), (x) the restrictions on Mr. Stewart’s restricted stock awards shall lapse immediately, (y) all outstanding unvested stock options, stock appreciation rights and other equity based awards granted to Mr. Stewart under the Company’s 2011 Omnibus Incentive Plan (as amended from time to time) that are subject to vesting requirements shall immediately become exerciseable in full, and (z) all performance units and other performance-based incentives shall be deemed earned at 100% of the target level thereof.

If any such accelerated vesting occurred on February 1, 2014 (the last day of our fiscal year) and the price per share of our common stock equaled the closing sales price of a share of our common stock on the NASDAQ Stock Market on January 31, 2014, the last day markets were open during our 2013 fiscal year, ($6.17 per share), then each of our named executive officers would have received the following payments in respect of their option and restricted stock awards (assuming full exercise of the same):

		EQUITY AWARDS
Name	Grant Date	Number of Unvested Restricted Shares (#)	Number of Securities Underlying Options Unexercisable (#)	Option Exercise Price ($/Share)	Total Payment(1)
Keith R. Stewart	11/25/13		119,000	5.57	$71,400
	11/25/13	59,500			$367,115
Total:					$438,515
William McGrath	10/3/12		122,500	4.00	$265,825
	11/25/13		45,000	5.57	$27,000
	11/25/13	22,500			$138,825
Total:					$431,650
G. Robert Ayd	2/1/10		70,000	3.99	$152,600
	10/3/12		160,000	4.00	$347,200
	11/25/13		57,000	5.57	$34,200
	11/25/13	28,500			$175,845
Total:					$709,845
Carol Steinberg	10/3/12		160,000	4.00	$347,200
	11/25/13		57,000	5.57	$34,200
	10/8/12	15,000			$92,550
	11/25/13	28,500			$175,845
Total:					$649,795
Annette Repasch	5/2/11		33,333	6.32	$0
	10/3/12		135,000	4.00	$292,950
	11/25/13		37,500	5.57	$22,500
	11/25/13	18,750			$115,688
Total:					$431,138

(1)	Market value of unvested shares are based on the $6.17 close price of our stock on January 31, 2014, the last day markets were open during our 2013 fiscal year.

DIRECTOR COMPENSATION FOR FISCAL 2013

AND INTERESTS OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified Board members. In setting director compensation, we consider the significant amount of time that directors spend in fulfilling their duties as directors, committee members and chairs. The governance committee has in the past received data and analysis completed by Towers Watson relative to director compensation. The governance committee anticipates that it will continue to review and update this information as appropriate in the future. Towers Watson provides the governance committee with relevant market data, upon its request, including data from proxy sources in our peer group, and alternatives to consider when the governance committee is making compensation decisions for director compensation.

The governance committee generally reviews and makes recommendations to the Board as to director compensation issues at its Board meeting held following the Annual Meeting of Shareholders, with advice and analysis from its independent compensation advisor, Towers Watson. Under the current director compensation structure, each director receives an annual retainer of $65,000 (payable in quarterly installments). In addition, the chairman of the Board receives a supplemental annual retainer of $65,000; the chairman of the audit committee receives a supplemental annual retainer of $20,000; the chairmen of the compensation and the governance committees receive a supplemental annual retainer of $12,000; the chairman of the finance committee received a supplemental annual retainer of $12,000; and members of the audit committee receive a supplemental annual retainer of $10,000. Furthermore, under the current compensation program, each director is awarded 8,000 shares of restricted stock at the Board meeting held following the Annual Meeting of Shareholders, subject to a one-year vesting requirement. Directors do not receive any per-meeting fees. All directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees. Directors who serve on special committees of the Board which are established from time to time may receive additional compensation as determined by the Board.

The summary below represents compensation paid to directors during fiscal 2013. As previously discussed, the director compensation program consists of an annual cash retainer for all Board members, additional cash retainers for the non-executive chairman, committee chairs and audit committee members and an annual stock-based grant. Additionally, the non-executive chairman receives an annual stock option grant equal to an option to purchase 20,000 shares of common stock. New directors receive a one-time stock option grant equal to an option to purchase 30,000 shares of common stock upon joining the Board. The annual retainer for directors did not increase during fiscal 2013. The annual grant of 8,000 restricted shares of common stock, subject to one-year vesting, also remained unchanged. In September 2013, Towers Watson performed a Board of Directors compensation review and found that the Company’s current standard director compensation program is competitive with the comparable peer group companies utilized in the Company’s executive compensation “market check” process, described in more detail above under the caption “Executive Compensation — Market Data Review.”

A special retainer was paid to members of the special committee for work on a variety of special projects and tasks delegated to it by the Board, as described in more detail in the footnotes to the director compensation table below. The members of the special committee have devoted a significant portion of time and resources engaging with third parties regarding (among other things) shareholder inquiries and requests, considering and evaluating responses thereto, engaging in dialogue and discussions with the Clinton Group, gathering relevant information about the Company and its strategic direction, and meeting with the Company’s and the special committee’s advisors. Members of the special committee have also contributed to our management of communications with employees, the media and others regarding press reports about the Company and speculation regarding its future in light of the Clinton Group’s activities. The Board authorized the retainer payments to compensate the members of the special committee for the significant additional time commitment required of them in connection with these duties and responsibilities.

Mr. Pick did not receive compensation in fiscal 2013 pursuant to the terms of our amended and restated shareholders agreement described in more detail below under the caption “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Relationship with NBCU and GE Equity”. Keith Stewart, our chief executive officer, also did not receive any additional compensation for his service on the Board of Director during fiscal 2013. In addition, Messrs. Hobbs and Robinson did not receive any compensation from the Company during fiscal 2013, as each was appointed to the Board during fiscal 2014. Upon their appointment to the Board in March 2014, each of Messrs. Hobbs and Robinson received a grant of stock options to purchase 30,000 shares of the Company’s common stock, which vested immediately, and a restricted stock grant of 2,148 shares of the Company’s common stock, which will vest the day before the Annual Meeting, all in accordance with the Company’s existing director compensation policies (described above).

The following table shows information concerning compensation provided to each of our non-employee directors for services provided as a director during fiscal 2013.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($) (4)	Total ($)
Joseph Berardino	82,625	(5)	10,560	(1)		93,185
Jill Botway	59,583	(6)	48,393	(2)	60,309	168,285
John D. Buck	76,000	(7)	42,240	(3)		118,240
Catherine Dunleavy
William F. Evans	85,000	(8)	42,240	(3)		127,240
Landel C. Hobbs
Sean F. Orr	237,000	(9)	42,240	(3)		279,240
Robert Pick
Lowell W. Robinson
Randy S. Ronning	292,000	(10)	42,240	(3)	78,910	413,150

(1)

Amount reported represents 100% of the grant date fair value of a restricted stock grant of 2,000 shares in recognition of prior service on the Board. The valuation of this award, in accordance with FASB ASC Topic 718, is based on the closing price of our common stock on June 19, 2013, the date of grant. These shares vested immediately upon granting.

(2)

Amount reported represents 100% of the grant date fair value of (i) the annual restricted stock grant of 8,000 shares given to each of our directors on June 19, 2013 and (ii) a prorated award of 2,279 shares given to Ms. Botway on March 1, 2013 upon her joining the Board. The valuation of these awards, in accordance with FASB ASC Topic 718, is based on the closing price of our common stock on June 19, 2013 and March 1, 2013, the respective dates of the grants. The shares awarded on June 19, 2013 are restricted and vest in full on the day before our 2014 Annual Meeting, currently expected to be June 17, 2014, and the shares awarded on March 1, 2013 fully vested on June 18, 2013, the day before our 2013 Annual Meeting.

(3)

Amounts reported represent 100% of the grant date fair value of the annual restricted stock grants of 8,000 shares given to each of the directors. The valuation of these awards, in accordance with FASB ASC Topic 718, is based on the closing price of our common stock on June 19, 2013, the date of grant. These shares are restricted and vest in full on the day before our 2014 Annual Meeting, currently expected to be June 17, 2014.

(4)

Amounts shown do not reflect compensation actually realized by the named director. Instead, amounts shown represent the aggregate grant date fair value of the stock option award made to each individual during fiscal 2013 as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards are described in Note 10, Shareholder’s Equity — Stock-Based Compensation, of the Notes to the Consolidated Financial Statements included in our annual Report on Form 10-K for Fiscal 2013 filed with the SEC on March 31, 2014.

(5)

Consists of $24,375 board retainer, $3,750 for serving as a member of the audit committee, $4,500 for serving as chairman of the governance committee, and $50,000 for services on special committees of the board. All fees were prorated to his resignation from the board on June 19, 2013.

(6)	Consists of $59,583 annual board retainer.
(7)	Consists of $65,000 annual board retainer, $5,000 for serving on the audit committee and $6,000 for serving as chairman of the governance committee.
(8)	Consists of $65,000 annual board retainer and $20,000 for serving as chairman of the audit committee.
(9)

Consists of $65,000 annual board retainer, $10,000 for serving as a member of the audit committeee, $12,000 for serving as chairman of the finance committee and $150,000 for services on special committees of the board.

(10)

Consists of $65,000 annual board retainer, $65,000 for serving as chairman of the board of directors, $12,000 for serving as chairman of the compensation committee, and $150,000 for services on special committees of the board.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of February 1, 2014 for our compensation plans under which securities may be issued:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	6,307,500		5.13	2,343,586	(1)
Equity Compensation Plans Not Approved by Security Holders (2)	500,000	(2)	4.24	—
Total	6,807,500		5.06	2,343,586

(1)

Includes securities available for future issuance under shareholder approved compensation plans other than upon the exercise of outstanding options, warrants, or rights, as follows: 200,086 shares under the 2004 Omnibus Stock Plan and 2,143,500 shares under the 2011 Omnibus Stock Plan.

(2)

Reflects 500,000 shares of common stock issuable upon exercise of non-statutory employee stock options granted at exercise prices equal to the fair market value of a share of common stock on the date of grant. Non-statutory employee stock options have historically been granted to new employees as inducement grants when shareholder approved equity compensation plan shares have been depleted. Each of these options expires ten years from the grant date and vests over three years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with NBCU and GE Equity

In March 1999, we entered into an alliance with GE Capital Equity Investments, Inc. (“GE Equity”) and NBCU, pursuant to which we issued Series A redeemable convertible preferred stock and common stock warrants, and entered into a shareholder agreement, a registration rights agreement, a distribution and marketing agreement and, the following year, a trademark license agreement. On February 25, 2009, we entered into an exchange agreement with the same parties, pursuant to which GE Equity exchanged all outstanding shares of our Series A preferred stock for (i) 4,929,266 shares of our Series B redeemable preferred stock, (ii) a warrant to purchase up to 6,000,000 shares of our common stock at an exercise price of $0.75 per share and (iii) a cash payment in the amount of $3.4 million. In connection with the exchange, the parties also amended and restated the 1999 shareholder agreement and registration rights agreement. The outstanding agreements with GE Equity and NBCU are described in more detail below.

The shares of Series B redeemable preferred stock were redeemable by us at any time for an initial redemption amount of $40.9 million, plus accrued dividends at a base rate of 12%, subject to adjustment. In addition, the Series B preferred stock provided GE Equity with class voting rights and the rights to designate members of our Board of Directors. In April 2011, we redeemed all of the outstanding Series B preferred stock for $40.9 million and paid accrued dividends of $6.4 million.

In January 2011, General Electric Company (“GE”) consummated a transaction with Comcast Corporation (“Comcast”) pursuant to which GE contributed all of its holdings in NBCU to NBCUniversal, LLC, a newly formed entity, whose common equity was initially beneficially owned 51% by Comcast and 49% by GE. As a result of that transaction, NBCU became a wholly owned subsidiary of NBCUniversal, LLC. In March 2013, GE sold its remaining 49% common equity interest in NBCUniversal, LLC to Comcast pursuant to an agreement reached in February 2013.

As of May 8, 2014, the direct equity ownership of GE Equity in our company consisted of warrants to purchase up to 6,000,000 shares of common stock, and the direct ownership of NBCU in our company consisted of 7,141,849 shares of common stock. We have a significant cable distribution agreement with Comcast and believe that the terms of this agreement are comparable to those with other cable system operators.

In connection with the January 2011 transfer of its ownership in NBCU to NBCUniversal, LLC, GE also agreed with Comcast that, for so long as GE Equity is entitled to appoint two members of our Board of Directors, NBCU will be entitled to retain a board seat provided that NBCU beneficially owns at least 5% of our adjusted outstanding common stock (as computed under the shareholder agreement described below). Furthermore, GE agreed to obtain the consent of NBCU prior to consenting to our adoption of any shareholders rights plan or certain other actions that would impede or restrict the ability of NBCU to acquire or dispose of shares of our voting stock or taking any action that would result in NBCU being deemed to be in violation of the Federal Communications Commission multiple ownership regulations.

On May 11, 2012, the Company amended its trademark license agreement for the use of the ShopNBC brand name with NBCU, extending the term of the license agreement through January 2014. As consideration for the amendment, the Company paid NBCU $4,000,000 upon execution and paid an additional $2,830,000 on May 15, 2013. This trademark license agreement terminated on January 31, 2014.

Amended and Restated Shareholder Agreement

On February 25, 2009, we entered into an amended and restated shareholder agreement with GE Equity and NBCU, which provides for certain corporate governance and standstill matters. The amended and restated shareholder agreement provides that GE Equity is entitled to designate nominees for three members of our Board of Directors so long as the aggregate beneficial ownership of GE Equity and NBCU (and their affiliates) is at least equal to 50% of their beneficial ownership as of February 25, 2009 (i.e., beneficial ownership of approximately 8.75 million common shares, including for such purpose, shares of our common stock issuable to GE Equity upon exercise of the warrant for 6,000,000 shares of our common stock), and two members of our Board of Directors so long as their aggregate beneficial ownership is at least 10% of the shares of “adjusted outstanding common stock,” as defined in the amended and restated shareholder agreement. In addition, the amended and restated shareholder agreement provides that GE Equity may designate any of its director-designees to be an observer of the audit, human resources and compensation, and corporate governance and nominating committees of our Board of Directors. As of May 8, 2014, neither GE nor NBCU has any designees serving on our Board.

The amended and restated shareholder agreement requires the consent of GE Equity prior to our (i) exceeding certain thresholds relating to the issuance of securities, the payment of dividends, the repurchase or redemption of common stock, acquisitions (including investments and joint ventures) or dispositions, and the incurrence of debt; (ii) entering into any business different than what we and our subsidiaries are currently engaged; and (iii) amending our articles of incorporation to adversely affect GE Equity and NBCU (or their affiliates); provided, however, that these restrictions will no longer apply when both (1) GE Equity is no longer entitled to designate three director nominees and (2) GE Equity and NBCU no longer hold any Series B preferred stock. We are also prohibited from taking any action that would cause any ownership interest by us in television broadcast stations from being attributable to GE Equity, NBCU or their affiliates.

The amended and restated shareholder agreement further provides that during the “standstill period” (as defined in the amended and restated shareholder agreement), subject to certain limited exceptions, GE Equity and NBCU are prohibited from: (i) making any asset/business purchases from us in excess of 10% of the total fair market value of our assets; (ii) increasing their beneficial ownership above 39.9% of our shares, treating as outstanding and actually owned for such purpose shares of our common stock issuable to GE Equity upon exercise of the warrant for 6,000,000 shares of our common stock; (iii) making or in any way participating in any solicitation of proxies; (iv) depositing any of our securities in a voting trust; (v) forming, joining or in any way becoming a member of a “13D Group” with respect to any of our voting securities; (vi) arranging any financing for, or providing any financing commitment specifically for, the purchase of any of our voting securities; or (vii) otherwise acting, whether alone or in concert with others, to seek to propose to us any tender or exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving us, or nominating any person as a director of our company who is not nominated by the then incumbent directors, or proposing any matter to be voted upon by our shareholders. If, during the standstill period, any inquiry has been made regarding a “takeover transaction” or “change in control,” each as defined in the amended and restated shareholder agreement, that has not been rejected by our Board of Directors, or our Board of Directors pursues such a transaction, or engages in negotiations or provides information to a third party and the board has not resolved to terminate such discussions, then GE Equity or NBCU may propose to us a tender offer or business combination proposal.

In addition, unless GE Equity and NBCU beneficially own less than 5% or more than 90% of the adjusted outstanding shares of common stock, GE Equity and NBCU shall not sell, transfer or otherwise dispose of any securities of our company except for transfers: (i) to certain affiliates who agree to be bound by the provisions of the amended and restated shareholder agreement, (ii) that have been consented to by us, (iii) subject to certain exceptions, pursuant to a third-party tender offer, (iv) pursuant to a merger, consolidation or reorganization to which we are a party, (v) in an underwritten public offering pursuant to an effective registration statement, (vi) pursuant to Rule 144 of the Securities Act of 1933, or (vii) in a private sale or pursuant to Rule 144A of the Securities Act of 1933; provided, that in the case of any transfer pursuant to clause (v), (vi) or (vii), the transfer does not result in, to the knowledge of the transferor after reasonable inquiry, any other person acquiring, after giving effect to such transfer, beneficial ownership, individually or in the aggregate with that person’s affiliates, of more than 10% (or 20% in the case of a transfer by NBCU) of the adjusted outstanding shares of the common stock, as determined in accordance with the amended and restated shareholder agreement.

The standstill period will terminate on the earliest to occur of (i) the ten-year anniversary of the amended and restated shareholder agreement, (ii) our entering into an agreement that would result in a “change in control” (subject to reinstatement), (iii) an actual “change in control” (subject to reinstatement), (iv) a third-party tender offer (subject to reinstatement), or (v) six months after GE Equity can no longer designate any nominees to our Board of Directors. Following the expiration of the standstill period pursuant to clause (i) above and two years in the case of clause (v) above, GE Equity and NBCU’s beneficial ownership position may not exceed 39.9% of our adjusted outstanding shares of common stock, except pursuant to issuances or exercises of any warrants or pursuant to a 100% tender offer for our company.

Registration Rights Agreement

On February 25, 2009, we entered into an amended and restated registration rights agreement providing GE Equity, NBCU and their affiliates and any transferees and assigns, an aggregate of four demand registrations and unlimited piggy-back registration rights. In addition, NBCU was subsequently granted one additional demand registration right pursuant to the second amendment of the NBCU Trademark License Agreement.

NBCUniversal Trademark License Agreement

On November 16, 2000, we entered into a trademark license agreement with NBCU pursuant to which NBCU granted us an exclusive, worldwide license for a term of ten years to use certain NBCU trademarks, service marks and domain names to rebrand our business and corporate name and website. We subsequently selected the names ShopNBC and ShopNBC.com.

Under the license agreement, we agreed, among other things, to (i) certain restrictions on using trademarks, service marks, domain names, logos or other source indicators owned or controlled by NBCU, (ii) the loss of our rights under the license with respect to specific territories outside of the United States in the event we fail to achieve and maintain certain performance targets in such territories, (iii) not own, operate, acquire or expand our business to include certain businesses without NBCU’s prior consent, (iv) comply with NBCU’s privacy policies and standards and practices, and (v) not own, operate, acquire or expand our business such that one-third or more of our revenues or our aggregate value is attributable to certain services (not including retailing services similar to our existing e-commerce operations) provided over the internet.

On May 16, 2011, we issued 689,655 shares of common stock to NBCU as consideration for a previous one year extension of the same trademark license agreement. Shares issued were valued at $6.04 per share, representing the fair market value of our common stock on the date of issuance.

On May 11, 2012, the Company amended its trademark license agreement for the use of the ShopNBC brand name with NBCU, extending the term of the license agreement through January 2014. As consideration for the amendment, the Company paid NBCU $4,000,000 upon execution and paid an additional $2,830,000 on May 15, 2013.

This trademark license agreement terminated on January 31, 2014.

Credit Card Agreement with Affiliate of GE Equity

The Company has a private label consumer credit card program (the “Program”). The Program is made available to all qualified consumers for the financing of purchases of products from ShopHQ. The Program provides a number of benefits to customers including deferred billing options and free or reduced shipping promotions throughout the year. Use of the ShopHQ credit card furthers customer loyalty, reduces total credit card expense and reduces the Company’s overall bad debt exposure since the credit card issuing bank bears the risk of loss on ShopHQ credit card transactions that do not utilize the Company’s ValuePay installment payment program. In December 2011, the Company entered into a Private Label Consumer Credit Card Program Agreement Amendment with GE Capital Retail Bank extending the Program for an additional seven years until 2019. The Company received a $500,000 signing bonus as an incentive for the Company to extend the Program. The signing bonus has been recorded as deferred revenue in the accompanying financial statements and is being recognized as revenue over the seven-year term of the agreement.

GE Capital Retail Bank, the issuing bank for the Program, is indirectly wholly-owned by the General Electric Company (“GE”), which is also the parent company of GE Equity. As of May 8, 2014, GE Equity has an approximate 10.75% beneficial ownership in the Company and has the right to select three members of the Company’s Board of Directors.

Related Person Transactions Approval Policy

In February 2007, our Board of Directors adopted a written related person transaction approval policy, which sets forth our Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. This policy applies to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which we are a participant and in which a related person has a direct or indirect interest where such person’s interest in the transaction(s) involves at least $120,000 in value. In order for the transaction, arrangement or relationship to be subject to this policy, there must a financial aspect to the transaction, which may, for example, involve payments between us and the related person or otherwise provides value to one of the parties.

Under the policy, a related person is any (1) person who is or was since the beginning of the last fiscal year an executive officer, director or nominee for election as a director of our Company; (2) greater than 5% beneficial owner of our common stock; or (3) immediate family member of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers-and fathers-in-law, sons- and daughters-in law, and brothers- and sisters-in-law and anyone residing in such person’s home, except for tenants or employees.

Prior to entering into any related person transaction, the audit committee of our Board of Directors must be presented with the relevant information about the proposed transaction in order for the committee to assess whether the related person transaction is beneficial to our company and the proposed terms are fair to us. The committee is authorized to approve, deny, or approve subject to specified conditions, any related party transaction in its sole discretion. The policy also outlines certain factors that the audit committee may take into account in considering a related person transaction, and itemizes certain routine transactions which are exempt from the policy.

The types of routine transactions that are exempt from the company’s related person transaction policy consist of:

•

any employment by the company of an executive officer of the company if (a) the related compensation is required to be reported in the company’s proxy statement under Item 402 of Regulation S-K or (b) the executive officer is not an immediate family member of another executive officer, director or 5% or greater shareholder of the company, the related compensation would be reported in the company’s proxy statement under Item 402 of Regulation S-K if the executive officer was a “named executive officer,” and the company’s human resources and compensation committee approved (or recommended that the Board of Directors approve) the compensation;

•	any compensation paid to a director if the compensation is required to be reported in the company’s proxy statement under Item 402 of Regulation S-K;

•

any transaction in which the related person’s interest arises solely from the ownership of the company’s common stock and all holders of the company’s common stock received the same benefit on a pro rata basis (e.g., dividends);

•

any transaction with another company at which a related person’s only relationship is as an employee (other than executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues; and

•	any transaction with a related person involving services as a bank depositary of funds, transfer agent, registration, trustee under a trust indenture, or similar services.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our securities as of May 8, 2014 based on a total of 49,836,253 shares of common stock outstanding as of that date by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) our Chief Executive Officer and our other named executive officers, and (iv) all directors and executive officers as a group. Shareholders listed below possess sole voting and investment power with respect to their shares and have a mailing address of 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, unless otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percent of Class
Non-Employee Directors:
Jill Botway (1)	Common Stock	40,279	*
John D. Buck (2)	Common Stock	673,280	1.33%
William F. Evans (3)	Common Stock	106,000	*
Sean F. Orr (4)	Common Stock	134,550	*
Randy S. Ronning (5)	Common Stock	268,266	*
Landel C. Hobbs (6)	Common Stock	32,148	*
Lowell W. Robinson (7)	Common Stock	32,148	*

Named Executive Officers:
Keith R. Stewart (8)	Common Stock	2,686,601	5.28%
William McGrath (9)	Common Stock	329,180	*
G. Robert Ayd (10)	Common Stock	535,497	1.07%
Carol Steinberg (11)	Common Stock	340,136	*
Annette Repasch (12)	Common Stock	201,666	*
All directors and executive officers as a group (19 persons) (13)	Common Stock	6,765,556	12.55%

Other 5% or Greater Shareholders:
PAR Investment Partners, L.P. (14)	Common Stock	3,562,300	7.2%
One International Place
Suite 2041
Boston, MA 02110
Capital World Investors (15)	Common Stock	3,184,170	6.4%
333 South Hope Street
Los Angeles, CA 90071
Comcast Corporation (16)	Common Stock	7,141,849	14.33%
One Comcast Center
Philadelphia, PA 19103-2838
GE Capital Equity Investments, Inc. (17)	Common Stock	6,000,000	10.75%
201 Merritt 7
Norwalk, CT 06851

(1)	Includes options to purchase and unvested shares granted totaling 38,000 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(2)	Includes options to purchase and unvested shares granted totaling 603,280 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(3)	Includes options to purchase and unvested shares granted totaling 38,000 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(4)	Includes options to purchase and unvested shares granted totaling 38,000 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(5)	Includes options to purchase and unvested shares granted totaling 68,000 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.

(6)	Includes options to purchase and unvested shares granted totaling 32,148 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(7)	Includes options to purchase and unvested shares granted totaling 32,148 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(8)	Includes options to purchase 1,000,000 that are presently exercisable or may become exercisable within 60 days of May 8, 2014.
(9)	Includes options to purchase 222,500 that are presently exercisable or may become exercisable within 60 days of May 8, 2014.
(10)	Includes options to purchase 440,000 that are presently exercisable or may become exercisable within 60 days of May 8, 2014.
(11)	Includes options to purchase 260,000 that are presently exercisable or may become exercisable within 60 days of May 8, 2014.
(12)	Includes options to purchase 201,666 that are presently exercisable or may become exercisable within 60 days of May 8, 2014.
(13)	Includes options to purchase and unvested shares granted totaling 3,872,580 that are presently exercisable or may become exercisable or vest within 60 days of May 8, 2014.
(14)

Information with respect to PAR Investment Partners, L.P., PAR Group, L.P. and PAR Capital Management, Inc. is provided in reliance upon information included in a Schedule 13G/A filed on February 14, 2014.

(15)

Information with respect to Capital World Investors, a division of Capital Research and Management Company is provided in reliance upon information included in a Schedule 13G/A filed on February 13, 2014.

(16)

Information with respect to Comcast Corporation (“Comcast”), for and on behalf of itself, and its consolidated subsidiaries, NBCUniversal, LLC (“NBCUniversal Holdings”) and NBCUniversal Media, LLC (“NBCUniversal” and together with Comcast and NBCUniversal Holdings, the “Reporting Persons”), is provided in reliance upon information included in a Schedule 13D filed on May 17, 2011, as supplemented by information included in a Form 8-K filed by Comcast on March 19, 2013.

(17)

Information with respect to GE Capital Equity Investments, Inc. (“GECEI”), General Electric Capital Corporation (“GE Capital”), together with General Electric Capital Services, Inc. (“GECS”) and General Electric Company (“GE”), is provided in reliance upon information included in a Schedule 13D/A filed on February 17, 2012. Common stock shown for GECEI represents 6,000,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $0.75 per share. GECEI and GE Capital, by virtue of its ownership of all the common stock of GECEI, have sole voting and dispositive power over the shares and GECS and GE disclaim beneficial ownership with respect to the shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder require directors and certain officers and persons who own more than ten percent of any class of our voting securities to file reports of their ownership of our common stock and changes in their ownership with the Securities and Exchange Commission. Based on a review of reports filed by these reporting persons and written representations by our directors and executive officers, we believe that all of our directors, executive officers and persons who own more than ten percent of any class of our voting securities complied with all filing requirements applicable to them during fiscal 2013.

DEADLINE FOR RECEIPT OF SHAREHOLDER

PROPOSALS FOR 2015 ANNUAL MEETING

The deadline for our receipt of any shareholder proposals intended to be presented at our 2015 Annual Meeting of Shareholders and included in the proxy statement for that meeting is January [    ], 2015. The inclusion of any shareholder proposals in those proxy materials is subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, including Rule 14a-8.

In addition, Sections 3.2 and 4.3 of the Company’s By-laws contain advance notice provisions requiring that, if a shareholder wants to present a proposal or nominate directors at our 2015 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof in accordance with the By-laws. In order to be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the 2014 Annual Meeting. The By-laws set forth detailed information that must be submitted with any shareholder proposal or director nomination. In the event that the date of the 2015 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of the 2014 Annual Meeting, however, notice by the shareholder must be delivered, or mailed and received, not later than the 90th day prior to the 2015 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2015 Annual Meeting is first made. A copy of the full text of the By-laws may be obtained by writing to the attention of our Corporate Secretary at the address below.

Written copies of all shareholder proposals should be sent to ValueVision Media, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary.

ANNUAL REPORT AND AVAILABLE INFORMATION

Our annual report containing audited financial statements for our fiscal years ended February 1, 2014 and February 2, 2013 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. Our Internet website address is www.shophq.com. We make our periodic and current reports, together with amendments to these reports, available on our Internet website, free of charge, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. You may access such filings under the “Investor Relations” button on our website. Members of the public may also read and copy any materials we file with, or furnish to, the SEC at its Public Reference Room at 100 F Street, NE, Washington, DC 20549. To obtain information on the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at www.sec.gov that contains the reports, proxy statements and other information that we file electronically with the SEC. The information on our Internet website is not incorporated by reference into this proxy statement. Our common stock trades on the NASDAQ Stock Market under the symbol “VVTV.”

Shareholders may obtain free of charge a copy of our latest annual report (without exhibits) as filed with the SEC by writing to: ValueVision Media, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary or calling (952) 943-6000. In addition, all of our public filings, including our annual report, can be found free of charge on the SEC’s website at www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Broadridge Financial Solutions, Inc. may be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. “Householding” will continue until you are notified otherwise or until you notify Broadridge or us that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify Broadridge, (2) direct your written request to: ValueVision Media, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Investor Relations or (3) contact our Investor Relations department by telephone at (952) 943-6000. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact Broadridge. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This proxy statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. These statements are based on management’s current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): consumer preferences, spending and debt levels; the general economic and credit environment; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales; pricing and gross sales margins; the level of cable and satellite distribution for our programming and the associated fees; our ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom we have contractual relationships, and to successfully manage key vendor relationships; our ability to manage our operating expenses successfully and our working capital levels; our ability to remain compliant with our long-term credit facility covenants; our ability to successfully transition our brand name; the market demand for television station sales; our management and information systems infrastructure; challenges to our data and information security; changes in governmental or regulatory requirements; litigation or governmental proceedings affecting our operations; significant public events that are difficult to predict, or other significant television-covering events causing an interruption of television coverage or that directly compete with the viewership of our programming; and our ability to obtain and retain key executives and employees. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If other matters are properly presented at the Annual Meeting and you are a shareholder of record and have submitted a completed proxy card or voting instruction form, the persons named as proxies in such proxy card or voting instruction form will vote your shares in accordance with their discretion.

No appraisal or dissenters’ rights will be available to ValueVision shareholders in connection with the proposals to be considered at the Annual Meeting.

By Order of the Board of Directors

[                    ]

Teresa Dery

SVP General Counsel

Corporate Secretary

ALL SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD, WHICH WAS OR WILL BE MAILED TO YOU ON OR ABOUT MAY [    ], 2014.

Appendix A

INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS OF VALUEVISION WHO MAY ALSO SOLICIT PROXIES

Under applicable regulations of the SEC, the Company, each member of our Board and certain of our officers will be “participants” in the Board’s solicitation of proxies in connection with the Annual Meeting. The following table sets forth the name and present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on, of directors and certain officers of the Company (“Participants”) who may assist in soliciting proxies from shareholders of the Company. Unless otherwise indicated, the present principal occupation or employment of such person is his or her position at the Company and the principal business address of each such person is c/o ValueVision Media, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433. Ages shown are as of May 8, 2014.

Name	Age	Present Position at the Company (Principal Occupation or Employment and Business Address)
Keith R. Stewart	51	Chief Executive Officer, Director
Randy S. Ronning	65	Chairman of the Board
Jill R. Botway	58	Director (Executive Vice President and Director of Sales and Marketing, Specific Media/MySpace 745 5th Avenue #20 New York, NY 10151)
John D. Buck	63	Director
William F. Evans	66	Director
Sean F. Orr	59	Director (Chief Financial Officer and Treasurer, Accretive Health, Inc. 401 N. Michigan Ave Suite 2700 Chicago, IL 60611)
Landel C. Hobbs	51	Director
Lowell W. Robinson	65	Director
Robert Ayd	65	President
William J. McGrath	56	Executive Vice President — Chief Financial Officer
Carol Steinberg	54	Chief Operating Officer

Information Regarding Ownership of the Company’s Securities by Participants

The number of shares of Company common stock beneficially owned by each of the Participants is set forth in the proxy statement under the caption, “Security Ownership of Principal Shareholders and Management.”

A-1

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information concerning all purchases and sales of securities of Company common stock by the Participants during the past two years (May 8, 2012 through May 8, 2014). None of the purchase price or market value of the shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding the shares.

Name	Date	Number of Shares of Common Stock Purchased (“P”) or Sold (“S”)
Carol Steinberg	October 11, 2013	4,800	(S)
John D. Buck	July 1, 2013	25,196	(S)
John D. Buck	June 28, 2013	20,804	(S)
Keith R. Stewart	January 18, 2013	100,000	(P)
Sean F. Orr	January 17, 2013	11,075	(P)
Sean F. Orr	January 10, 2013	23,150	(P)
William J. McGrath	December 3, 2012	10,000	(P)
Sean F. Orr	October 10, 2012	5,075	(P)
Sean F. Orr	September 24, 2012	4,631	(P)
Sean F. Orr	September 21, 2012	8,944	(P)
William F. Evans	September 12, 2012	27,000	(P)
Carol Steinberg	September 11, 2012	23,125	(P)
Sean F. Orr	August 17, 2012	20,725	(P)
William J. McGrath	August 29, 2012	10,000	(P)
William J. McGrath	June 14, 2012	4,000	(P)
Robert Ayd	May 24, 2012	6,250	(P)
John D. Buck	May 23, 2012	25,000	(P)
Keith R. Stewart	May 23, 2012	100,000	(P)

*  *  *  *  *  *

Except as described in this Appendix A or in the proxy statement, none of the Company or any of the Participants (i) owns any securities of the Company or any subsidiary of the Company, beneficially or of record or (ii) has purchased or sold any of such securities within the past two years. Except as disclosed in this Appendix A or in the proxy statement, to the best knowledge of the Company and the Participants, none of their associates beneficially owns, directly or indirectly, any securities of the Company.

Other than as disclosed in this Appendix A or in the proxy statement, to the knowledge of the Company, none of the Company or any of the Participants has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other than as disclosed in this Appendix A or in the proxy statement, to the knowledge of the Company, none of the Company or any of the Participants is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or in the proxy statement, to the knowledge of the Company, none of the Company or any of the Participants, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this Appendix A or in the proxy statement, to the knowledge of the Company, none of the Company or any of the Participants, or any of their associates, has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

A-2

ValueVision Media, Inc.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-214-3767, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1344. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/vvtv, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: ValueVision Media, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

The Board of Directors (the “Board”) of ValueVision Media, Inc. (the “Company”) is soliciting proxies FOR the election of the Board’s nominees (named on this proxy) pursuant to Proposal No. 1 and FOR Proposals No. 2 and No. 3, and the Board unanimously recommends that you vote FOR the election of the Board’s nominees pursuant to Proposal No. 1 and FOR Proposals No. 2 and No. 3.

					FOR	AGAINST	ABSTAIN
1. Election of eight persons to serve as directors on the Board of Directors until the next annual meeting of shareholders or until their successors have been duly elected and qualified:				2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.	☐	☐	☐

01. Jill Botway 05. Sean F. Orr	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	3. To approve, on an advisory basis, the 2013 compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐
02. John D. Buck 06. Lowell W. Robinson	☐	☐	☐	The Board is also soliciting proxies AGAINST Proposals No. 4 and No. 5, and the Board unanimously recommends that you vote AGAINST Proposals No. 4 and No. 5.
03. William F. Evans 07. Randy S. Ronning

4. To consider a shareholder proposal to amend the Company’s By-laws to provide for the repeal of any provision of the By-laws that was not included in the By-laws publicly filed with the Securities and Exchange Commission on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Annual Meeting (if the proposal is properly brought before the Annual Meeting).

					FOR ☐	AGAINST ☐	ABSTAIN ☐
04. Landel C. Hobbs 08. Keith R. Stewart
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the names(s) of the nominee(s) on the line below.

				5. To consider a shareholder proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws (if the proposal is properly brought before the Annual Meeting).	☐	☐	☐

Date:

Signature

Signature (if held jointly)

Title
THIS PROXY CARD IS VALID ONLY WHEN SIGNED.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by a duly authorized person. If signed by a limited liability company, please sign in limited liability company name by a duly authorized person

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

PRELIMINARY COPY, SUBJECT TO COMPLETION

ValueVision Media, Inc.
Proxy Card for Annual Meeting of Shareholders of ValueVision Media, Inc. Scheduled for June 18, 2014 (the “Annual Meeting”)
9:00 a.m. CT, at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota

THIS PROXY IS SOLICITED BY VALUEVISION’S BOARD OF DIRECTORS
W H I T E P R O X Y

The undersigned shareholder of ValueVision Media, Inc., a Minnesota corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May [    ], 2014, and hereby appoints each of William J. McGrath and Teresa J. Dery, with full power of substitution, as proxy and attorney-in-fact, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of ValueVision Media, Inc. to be held on June 18, 2014 at 9:00 a.m. CT, at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This proxy will be voted in accordance with your instructions specified on the reverse side. If you do not give any specific instructions, this proxy will be voted FOR the election of the nominees of the Company’s Board of Directors (named on this proxy) pursuant to Proposal No. 1; FOR Proposals No. 2 and No. 3; and AGAINST Proposals No. 4 and No. 5. If other matters are properly presented at the Annual Meeting, the persons named as proxies above will vote your shares in accordance with their discretion. This proxy revokes all proxies previously given by the undersigned.

Please Sign and Date on Reverse Side.